                                                                    Exhibit 10.1

                                CREDIT AGREEMENT

                            dated as of May 29, 2002

                                      among

                        HORACE MANN EDUCATORS CORPORATION

                                as the Borrower,

                         VARIOUS FINANCIAL INSTITUTIONS,

                                 as the Lenders,

                                       and

                              BANK OF AMERICA, N.A.

                             as Administrative Agent

                                TABLE OF CONTENTS

ARTICLE I      DEFINITIONS .............................................................   1

     SECTION 1.1    Definitions ........................................................   1

     SECTION 1.2    Use of Defined Terms ...............................................  14

     SECTION 1.3    Cross References; Headings .........................................  14

     SECTION 1.4    Other Definitional Provisions ......................................  14

ARTICLE II     AMOUNT AND TERMS OF COMMITMENT ..........................................  14

     SECTION 2.1    Revolving Loan Commitment ..........................................  14

     SECTION 2.2    Types of Loans .....................................................  16

     SECTION 2.3    Borrowing Request ..................................................  16

     SECTION 2.4    Funding of Borrowing ...............................................  16

ARTICLE III    RECORDKEEPING; NOTE; PAYMENTS; SETOFF ...................................  16

     SECTION 3.1    Evidence of Debt ...................................................  16

     SECTION 3.2    Payment of the Loans ...............................................  17

     SECTION 3.3    Making of Payments .................................................  17

     SECTION 3.4    Due Date Extension .................................................  18

     SECTION 3.5    Set-off ............................................................  18

ARTICLE IV     INTEREST; CONVERSION; EURODOLLAR LOANS ..................................  18

     SECTION 4.1    Interest Rates .....................................................  18

     SECTION 4.2    Interest Payment Dates .............................................  19

     SECTION 4.3    Setting of Rates ...................................................  19

     SECTION 4.4    Computation of Interest and Fees ...................................  19

     SECTION 4.5    Continuation and Conversion Elections ..............................  19

     SECTION 4.6    Funding ............................................................  20

     SECTION 4.7    Eurodollar Rate Lending Unlawful ...................................  20

     SECTION 4.8    Eurodollar Deposits Unavailable ....................................  20

ARTICLE V      FEES ....................................................................  21

     SECTION 5.1    Payment of Fees ....................................................  21

     SECTION 5.2    Non-Use Fee ........................................................  21

     SECTION 5.3    Compensation of Administrative Agent ...............................  21

ARTICLE VI     INCREASED COSTS AND OTHER SPECIAL PROVISIONS ............................  21

     SECTION 6.1    Increased Costs ....................................................  21

     SECTION 6.2    Payment for Credits ................................................  22

     SECTION 6.3    Certificate Requirements ...........................................  22

     SECTION 6.4    General Funding Losses........................................................  22

     SECTION 6.5    Discretion of Lender as to Manner of Funding..................................  22

     SECTION 6.6    Conclusiveness of Statements: Survival of Provisions..........................  23

ARTICLE VII    REPRESENTATIONS AND WARRANTIES.....................................................  23

     SECTION 7.1    Due Organization, Authorization, etc..........................................  23

     SECTION 7.2    Statutory Financial Statements................................................  24

     SECTION 7.3    GAAP Financial Statements.....................................................  25

     SECTION 7.4    Litigation and Contingent Liabilities.........................................  25

     SECTION 7.5    Investment Company Act........................................................  25

     SECTION 7.6    Regulations T, U and X........................................................  25

     SECTION 7.7    Proceeds......................................................................  26

     SECTION 7.8    Insurance.....................................................................  26

     SECTION 7.9    Accuracy of Information.......................................................  26

     SECTION 7.10   Subsidiaries..................................................................  26

     SECTION 7.11   Insurance Licenses............................................................  26

     SECTION 7.12   Taxes.........................................................................  26

     SECTION 7.13   Compliance with Laws..........................................................  27

ARTICLE VIII   COVENANTS..........................................................................  27

     SECTION 8.1    Affirmative Covenants.........................................................  27

     SECTION 8.2    Negative Covenants............................................................  32

ARTICLE IX     CONDITIONS.........................................................................  34

     SECTION 9.1    Conditions to Occurrence of the Effective Date................................  34

     SECTION 9.2    Conditions to All Borrowings..................................................  35

ARTICLE X      EVENTS OF DEFAULT AND THEIR EFFECT.................................................  36

     SECTION 10.1   Events of Default.............................................................  36

     SECTION 10.2   Effect of Event of Default....................................................  38

ARTICLE XI     THE ADMINISTRATIVE AGENT...........................................................  39

     SECTION 11.1   Appointment and Authorization of Administrative Agent.........................  39

     SECTION 11.2   Delegation of Duties..........................................................  39

     SECTION 11.3   Liability of Administrative Agent.............................................  39

     SECTION 11.4   Reliance by Administrative Agent..............................................  40

     SECTION 11.5   Notice of Default.............................................................  40

     SECTION 11.6   Credit Decision; Disclosure of Information by Administrative Agent............  40

     SECTION 11.7   Indemnification of Administrative Agent.......................................  41

     SECTION 11.8   Administrative Agent in its Individual Capacity...............................  41

     SECTION 11.9   Successor Administrative Agent................................................  42

     SECTION 11.10  Administrative Agent May File Proofs of Claim.................................  42

ARTICLE XII    ASSIGNMENTS AND PARTICIPATIONS.....................................................  43

     SECTION 12.1   Successors and Assigns........................................................  43

     SECTION 12.2   Assignments...................................................................  43

     SECTION 12.3   Register......................................................................  44

     SECTION 12.4   Participations................................................................  44

     SECTION 12.5   Greater Payment...............................................................  45

     SECTION 12.6   Pledge........................................................................  45

     SECTION 12.7   Definitions...................................................................  45

ARTICLE XIII   GENERAL............................................................................  46

     SECTION 13.1   Waiver; Amendments............................................................  46

     SECTION 13.2   Confirmations.................................................................  46

     SECTION 13.3   Notices and Other Communications; Facsimile Copies............................  46

     SECTION 13.4   Attorney Costs, Expenses and Taxes............................................  47

     SECTION 13.5   Indemnification by the Borrower...............................................  48

     SECTION 13.6   Survival of Representations and Warranties....................................  49

     SECTION 13.7   GOVERNING LAW.................................................................  49

     SECTION 13.8   JURY TRIAL....................................................................  49

     SECTION 13.9   Successors and Assigns........................................................  49

                             SCHEDULES AND EXHIBITS

SCHEDULE     2.1          Commitments
SCHEDULE     7.1          Jurisdictions
SCHEDULE     7.2(a)       SAP Exceptions
SCHEDULE     7.2(e)       Adverse Changes and Dividends
SCHEDULE     7.4          Litigation
SCHEDULE     7.10         Subsidiaries
SCHEDULE     7.11         Insurance Licenses
SCHEDULE     7.12         Taxes
SCHEDULE     13.3         Addresses


EXHIBIT A                 Borrowing Request ((S)2.3)
EXHIBIT B                 Note ((S)3.1)
EXHIBIT C                 Continuation/Conversion Notice ((S)4.5)
EXHIBIT D                 Compliance Certificate ((S)8.1.1(f))
EXHIBIT E                 Opinion of Counsel ((S)9.1.4)
EXHIBIT F                 Assignment Agreement ((S)12.1.1)

                                CREDIT AGREEMENT

          THIS CREDIT AGREEMENT, dated as of May 29, 2002, is entered into by and among HORACE MANN EDUCATORS CORPORATION, a Delaware corporation (the "Borrower"), various financial institutions which are parties hereto (the "Lenders"), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

          WHEREAS, the Lenders have agreed to make available to the Borrower a revolving credit facility upon the terms and conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.1 Definitions. When used herein the following terms shall have the following meanings:

          Administrative Agent shall mean (a) Bank of America, N.A., in its capacity as administrative agent for the Lenders, and (b) each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 11.9.

          Administrative Questionnaire means an administrative questionnaire in a form supplied by the Administrative Agent.

          Affiliate of any Person shall mean any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be:

          (a) "controlled by" any other Person if such other Person possesses, directly or indirectly, power:

               (i) to vote 10% or more of the securities having at the time of any determination hereunder voting power for the election of directors of such Person; or

               (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; or

          (b) "controlled by" or "under common control with" such other Person if such other Person is the executor, administrator, or other personal representative of such Person.

          Agent-Related Persons shall mean the Administrative Agent, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          Agreement shall mean this Credit Agreement as from time to time amended, modified, supplemented, restated, refunded or renewed and in effect.

          Annual Statement shall mean the annual financial statement of any Insurance Subsidiary as required to be filed with the insurance commissioner (or similar authority) of such Insurance Subsidiary's state of domicile, together with all exhibits or schedules filed therewith, prepared in conformity with SAP. References to amounts on particular exhibits, schedules, lines, pages and columns of the Annual Statement are based on the format promulgated by the NAIC for 2001 Annual Statements. If such format is changed in future years so that different information is contained in such items or they no longer exist, it is understood that the reference is to information consistent with that reported in the referenced item in the 2001 Annual Statement of such Insurance Subsidiary.

          Applicable Eurodollar Interest Rate Margin shall mean at any time, subject to Section 4.1(c), the applicable percentage per annum determined pursuant to the following table by reference to the higher public rating, if any, assigned to the Borrower's senior, unsecured long-term debt by Standard & Poor's Rating Group ("S&P") or Moody's Investor Service Inc. ("Moody's"), as the case may be:

          S&P/Moody's Rating                     Interest Rate Margin
--------------------------------------------------------------------------------
            A/A2 or above                                0.500
                A-/A3                                    0.625
              BBB+/Baa1                                  0.750
               BBB/Baa2                                  1.000
          BBB-/Baa3 or lower
            (or no rating)                               1.250
--------------------------------------------------------------------------------

          Applicable Non-Use Fee Rate shall mean at any time, the applicable percentage per annum determined pursuant to the following table by reference to the higher public rating, if any, assigned to the Borrower's senior, unsecured long-term debt by S&P or Moody's, as the case may be:

          S&P/Moody's Rating                       Non-Use Fee Rate
--------------------------------------------------------------------------------
           A/A2 or above                                0.1000
               A-/A3                                    0.1500

              BBB+/Baa1                                 0.2000
               BBB/Baa2                                 0.2500
          BBB-/Baa3 or lower
            (or no rating)                               0.300
--------------------------------------------------------------------------------

          Assignment and Assumption shall mean an Assignment and Assumption substantially in the form of Exhibit F.

          Attributable Indebtedness shall mean, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

          Authorized Officers shall mean those officers of the Borrower whose signatures and incumbency shall have been certified to the Administrative Agent pursuant to Section 9.1.3.

          Bank of America shall mean Bank of America, N.A.

          Base Rate shall mean, for any day, a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

          Base Rate Loan shall mean any Loan which bears interest at or by reference to the Base Rate.

          Borrower is defined in the Preamble.

          Borrowing shall mean the Loans of a single Type and Interest Period made by the Lenders on any single specified day in accordance with Section 2.1.

          Borrowing Date shall mean any Business Day on which a Borrowing is made.

          Borrowing Request shall mean a loan request and certificate duly executed by two Authorized Officers of the Borrower substantially in the form of Exhibit A.

          Business Day shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York City or Chicago are authorized or required by law to close and, if the applicable Business Day relates to any Eurodollar Loan, shall mean such a day on which dealings are carried on in the applicable offshore dollar interbank market.

          Capitalized Lease shall mean, as to any Person, any lease which is or should be capitalized on the balance sheet in accordance with GAAP, together with any other lease which is in substance a financing lease, including, without limitation, any lease under which (a) such Person has or will have an option to purchase the property subject thereto at a nominal amount or an amount less than a reasonable estimate of the fair market value of such property as of the date the lease is entered into or (b) the term of the lease approximates or exceeds the expected useful life of the property leased thereunder.

          Change in Control shall be deemed to have occurred if (a) there shall be consummated (i) any consolidation or merger of the Borrower in which the Borrower is not the continuing or surviving corporation, or pursuant to which shares of the Borrower's common stock would be converted into cash, securities or other property, other than a merger of the Borrower in which no Borrower shareholder's ownership percentage in the surviving corporation immediately after the merger is less than such shareholder's ownership percentage in the Borrower immediately prior to such merger by ten percent (10%) or more, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Borrower; (b) the shareholders of the Borrower approve any plan or proposal for the liquidation or dissolution of the Borrower which is a part of a similar transaction; (c) any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is or becomes, directly or indirectly, the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of securities of the Borrower that represent 51% or more of the combined voting power of the Borrower's then outstanding securities; or (d) a majority of the members of the Borrower's Board of Directors are persons who are then serving on the Board of Directors without having been elected by the Board of Directors or having been nominated by the Borrower for election by its shareholders.

          Closing shall mean the execution and delivery of this Agreement by the parties hereto.

          Code shall mean the Internal Revenue Code of 1986, as amended and any successor statute of similar import, together with the regulations thereunder, as amended, reformed or otherwise modified and in effect from time to time. References to sections of the Code shall be construed to also refer to successor sections.

          Combined shall mean with reference to any group of two or more Persons and to any financial item (e.g., Statutory EBT, etc.), the amount obtained by aggregating the respective amounts of such financial item for all such Persons, without duplication.

          Commitment is defined in Section 2.1.

          Commitment Amount shall mean, on any date, the aggregate amount shown on Schedule 2.1 for all Lenders, as such amount may be reduced pursuant to
Section 2.1.1 or 10.2 or increased pursuant to Section 2.1.2.

          Commitment Termination Date shall mean the earlier to occur of May 31, 2005 or the date on which any Commitment Termination Event occurs.

          Commitment Termination Event shall mean (a) the occurrence of a Default described in Section 10.1.5 or (b) the occurrence and continuance of any other Event of Default and either (i) the Loans are declared to be due and payable pursuant to Section 10.2, or (ii) in the absence of such declaration, the Administrative Agent, acting at the direction of the Required Lenders, gives notice to the Borrower that the Commitments have been terminated.

          Compliance Certificate shall mean a certificate substantially in the form of Exhibit D but with such changes as the Administrative Agent may from time to time request for purposes of monitoring the Borrower's compliance herewith.

          Consolidated Debt shall mean the consolidated Debt of the Borrower and its consolidated Subsidiaries, including without limitation the principal amount of the Loans.

          Contingent Liability shall mean any agreement, undertaking or arrangement by which any Person (outside the ordinary course of business) guarantees, endorses, acts as surety for or otherwise becomes or is contingently liable for (by direct or indirect agreement, contingent or otherwise, to provide funds for payment by, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the debt, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or for the payment of dividends or other distributions upon the shares of any other Person or undertakes or agrees (contingently or otherwise) to purchase, repurchase, or otherwise acquire or become responsible for any Debt, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition of any other Person, or to make payment or transfer property to any other Person other than for fair value received; provided, however, that obligations of each of the Insurance Subsidiaries under insurance policies, annuities, or surety contracts issued by it or to which it is a party, reinsurance treaties, certificates or other agreements of each of the Insurance Subsidiaries which are entered into in the ordinary course of business (including security posted by each of the Insurance Subsidiaries in the ordinary course of its business to secure obligations thereunder) shall not be deemed to be Contingent Liabilities of such Insurance Subsidiary or the Borrower for the purposes of this Agreement. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the debt, obligation or other liability guaranteed or supported thereby.

          Continuation/Conversion Notice shall mean a notice of continuation or conversion duly executed by two Authorized Officers substantially in the form of Exhibit C.

          Contractual Obligation shall mean, relative to any Person, any obligation, commitment or undertaking under any agreement or other instrument to which such Person is a party or by which it or any of its property is bound or subject.

          Controlled Group shall mean the Borrower and any corporation, trade or business that is, along with the Borrower, a member of a controlled group of corporations or a controlled group of trades or businesses as described in sections 414(b) and 414(c), respectively, of the Code or in section 4001 of ERISA.

          Debt shall mean, with respect to any Person, at any date, without duplication, (a) all obligations of such Person for borrowed money or in respect of loans or advances; (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) all obligations in respect of letters of credit which have been drawn but not reimbursed by the Person for whose account such letter of credit was issued, and bankers' acceptances issued for the account of such Person; (d) all obligations in respect of Capitalized Leases and Synthetic Lease Obligations of such Person; (e) all Hedging Obligations of such Person; (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services; (g) Debt of such Person secured by a Lien on property owned or being purchased by such Person (including Debt arising under conditional sales or other title retention agreements) whether or not such Debt is limited in recourse; (h) any Debt of another Person secured by a Lien on any assets of such first Person, whether or not such Debt is assumed by such first Person; (i) any Debt of a partnership in which such Person is a general partner; and (j) all Contingent Liabilities of such Person whether or not in connection with the foregoing. The amount of any net obligation under any Hedging Obligation on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

          Default shall mean any Event of Default or any Unmatured Event of Default.

          Default Rate is defined in Section 4.1(c).

          Department is defined in Section 7.2(a).

          Dollar(s) and the sign "$" shall mean lawful money of the United States of America.

          Effective Date shall mean the first date when all of the conditions set forth in Article IX shall have been satisfied.

          Eligible Assignee is defined in Section 2.17.

          ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations promulgated thereunder and under the Code, in each case as in effect from time to time. References to sections of ERISA also refer to successor sections.

          Eurodollar Loan(s) shall mean any Loan bearing interest at a rate determined with reference to the Offshore Rate.

          Event of Default shall mean any of the events described in Section
10.1.

          Executive Officer shall mean, as to any Person, the president, the chief financial officer, the chief executive officer, the general counsel, the treasurer or the secretary.

          Federal Funds Rate shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the

Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

          Fiscal Quarter shall mean any quarter of a Fiscal Year.

          Fiscal Year shall mean any period of twelve consecutive calendar months ending on the last day of December.

          F.R.S. Board shall mean the Board of Governors of the Federal Reserve System (or any successor thereto).

          Funding Percentage shall mean for any Lender, the percentage set forth opposite the name of such Lender in Schedule 2.1.

          Future Interest Expense shall mean at any time the sum of (a) the consolidated projected interest expense on Consolidated Debt. For purposes of this definition, the projected interest expense with respect to any Debt shall be calculated by multiplying the outstanding principal amount of such Debt at the date of calculation by the annualized interest rate then applicable to such principal amount and subtracting therefrom, for each mandatory reduction of such principal that is scheduled to occur within such four Fiscal Quarters, the corresponding portion of such interest.

          GAAP shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

          Governmental Authority shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Hedging Obligations shall mean, with respect to any Person, the net liability of such Person under Swap Contracts.

          Included Taxes shall mean all taxes, duties or other similar charges imposed on a Lender including any interest or penalties thereon, except for any taxes, duties or similar charges imposed on the net income of such Lender by the jurisdiction under the laws of which such Lender is constituted, by the jurisdiction in which such Lender booked the Loans made pursuant to this Agreement, or by the jurisdiction in which such Lender's principal office is located, but including taxes, duties or similar charges including any interest or penalties thereon imposed by the United States by means of withholding at the source on payments of principal and interest on the Loans.

          Indemnified Liabilities is defined in Section 13.5.

          Indemnified Parties is defined in Section 13.5.

          Insurance Code shall mean, with respect to any Insurance Subsidiary, the Insurance Code of such Insurance Subsidiary's state of domicile and any successor statute of similar import, together with the regulations thereunder, as amended or otherwise modified and in effect from time to time. References to sections of the Insurance Code shall be construed to also refer to successor sections.

          Insurance Policies shall mean policies purchased from insurance companies by any of the Borrower or its Subsidiaries, for its own account to insure against its own liability and property loss (including, without limitation, casualty, liability and workers' compensation insurance), other than Reinsurance Agreements and Surplus Relief Reinsurance Agreements.

          Insurance Subsidiary shall mean any Life Subsidiary or any P/C Subsidiary.

          Interest Coverage Ratio shall mean the ratio of (a) the combined dividends then permitted to be paid by the Insurance Subsidiaries to the Borrower under applicable law without approval of the Department to (b) Future Interest Expense for the following four Fiscal Quarters.

          Interest Period shall mean, relative to any Eurodollar Loan, the period which begins on (and includes) the date on which such Eurodollar Loan is made or continued as, or converted into, a Eurodollar Loan pursuant to Section
4.5 and, unless the maturity of such a Eurodollar Loan is accelerated, ends on (but excludes) the day which numerically corresponds to such date one, two, three or six months thereafter, as the Borrower may select in its relevant Borrowing Request or Continuation/Conversion Notice; provided, that:

          (a) if there exists no numerically corresponding day in such month, such Interest Period shall end on the last Business Day of such month;

          (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (c) the Borrower shall not be permitted to select, and there shall not be applicable, any Interest Period that would end later than the maturity of the Loans.

          Lease Obligations shall mean, at any date, the rental commitments of any person under leases for real and/or personal property (including taxes, insurance, maintenance and similar expenses which any Person is obligated to pay under the terms of said leases) on such date, whether or not such obligations are reflected as liabilities or commitments on a balance sheet of such Person or in the notes thereto, excluding, however, obligations under Capitalized Leases.

          Lenders is defined in the Preamble.

          License(s) is defined in Section 7.13.

          Lien shall mean, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person for its own use, consumption or enjoyment which secures payment or performance of any obligation and shall include any mortgage, lien, pledge, encumbrance, charge, retained title of a conditional vendor or lessor, or other security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, retention of title, financing or similar statement or notice, or other encumbrance arising as a matter of law, judicial process or otherwise.

          Life Subsidiary shall mean any Subsidiary of the Borrower that is engaged in the business of providing life insurance and/or annuities, and related services.

          Loan(s) is defined in Section 2.1.

          Loan Documents shall mean this Agreement, the Note, and all other agreements, instruments, certificates, documents, schedules or other written indicia relating to or delivered by the Borrower or any of its Subsidiaries in connection with any of the foregoing.

          Material Adverse Effect shall mean, relative to any occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), a materially adverse effect on:

          (a) the assets, business, financial condition, operations or prospects of the Borrower or any Subsidiary; or

          (b) the ability of the Borrower or any Subsidiary to perform any of its payment or other material obligations under any of the Loan Documents.

          Moody's is defined in the definition of "Applicable Eurodollar Interest Rate Margin".

          Multiemployer Plan shall mean a "multiemployer plan" as defined in section 4001(a)(3) of ERISA, and to which the Borrower or any of the Subsidiaries is making, or is obligated to make, contributions, or has made, or has been obligated to make, contributions.

          NAIC shall mean the National Association of Insurance Commissioners, or any successor thereto.

          Net Worth means the consolidated net worth, calculated in accordance with GAAP, of the Borrower and its consolidated Subsidiaries, excluding unrealized gains and losses as calculated in accordance with FASB 115.

          Note is defined in Section 3.1.

          Obligations shall mean all obligations and liabilities of the Borrower and its Subsidiaries to the Administrative Agent or any of the Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, recourse or nonrecourse or now or hereafter existing or due or to become due, whether for principal, interest, fees, expenses, lease obligations, claims, indemnities or otherwise, under or in connection with this Agreement or any other Loan Document and including any Hedging Obligations to the Administrative Agent or any of the Lenders.

          Offshore Rate shall mean for any Interest Period with respect to any Eurodollar Rate Loan, a rate per annum determined by the Administrative Agent pursuant to the following formula:

          Offshore Rate =              Eurodollar Base Rate
                          ---------------------------------------------
                            1.00 - Eurodollar Reserve Percentage

          Where,

          "Eurodollar Base Rate" means, for such Interest Period:

          (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

          (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

          (c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

          "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the F.R.S. Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Offshore Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

              Ordinary Course Litigation is defined in Section 7.4.

              Participants is defined in Section 12.2.1.

              Participations is defined in Section 12.2.1.

              Payment Date shall mean (a) with respect to any Eurodollar Loan, the last day of each Interest Period with respect thereto and, if such Interest Period is in excess of three months, the day three months after the commencement of such Interest Period, and (b) with respect to any Base Rate Loan, the last Business Day of each month.

              Payor is defined in Section 11.6.

              PBGC shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions.

              P/C Subsidiary shall mean any Subsidiary of the Borrower that is engaged in the business of providing property and casualty insurance and related services.

              Person shall mean any natural person, corporation, limited liability company, partnership, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

              Plan shall mean any "employee pension benefit plan," as such term is defined in ERISA, which is subject to Title IV of ERISA (other than a "Multiemployer Plan"), and as to which any entity in the Controlled Group has or may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA for any time within the preceding five years or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

              Regulatory Change shall mean, relative to any Lender:

              (a) any change in (or the adoption, implementation, phase-in or commencement of effectiveness of) any

                     (i) United States federal or state law or foreign law applicable to such Lender;

                     (ii) regulation, interpretation, directive, requirement or request applicable to such Lender of any court or governmental authority charged with the interpretation or administration of any law referred to in clause (a)(i) or of any fiscal, monetary or other authority having jurisdiction over such Lender; or

              (b) any change in the application to such Lender of any existing law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above;

in either case, occurring after the date hereof.

              Reinsurance Agreements shall mean any agreement, contract, treaty, certificate or other arrangement (other than a Surplus Relief Reinsurance Agreement) whereby any Insurance Subsidiary agrees to transfer or cede to another insurer all or part of the liability assumed by such Insurance Subsidiary under a policy or policies of insurance reinsured by such Insurance Subsidiary.

              Required Lenders shall mean, at any time, Lenders having, in the aggregate, a Voting Percentage of 66% or more at such time.

              Required Payment is defined in Section 11.6.

              Requirement of Law for any Person shall mean the corporate charter and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule, ordinance or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

              SAP shall mean, as to each Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the insurance commissioner (or other similar authority) in such Insurance Subsidiary's state of domicile for the preparation of Annual Statements and other financial reports by insurance corporations of the same type as such Insurance Subsidiary.

              S & P is defined in the definition of "Applicable Eurodollar Interest Rate Margin."

              Statutory Carrying Value shall mean, as to any investment of any Insurance Subsidiary, the value of such investment as determined in accordance with SAP consistently applied.

              Statutory Financial Statements is defined in Section 7.2.

              Statutory Liabilities shall mean, as to any Person, as of any date, with respect to (a) any Life Subsidiary, the amount reported on page 3, line 28, column 1 of its Annual Statement, and (b) any P/C Subsidiary, the amount reported on page 3, line 21, column 1 of its Annual Statement; or an amount determined in a consistent manner for any date other than one as of which an Annual Statement is prepared.

              Subsidiary shall mean a corporation of which the indicated Person and/or its other Subsidiaries, individually or in the aggregate, own, directly or indirectly, such number of outstanding shares as have at the time of any determination hereunder more than 50% of the ordinary voting power. Unless otherwise specified, "Subsidiary" shall mean a Subsidiary of the Borrower.

              Surplus Relief Reinsurance Agreements shall mean any agreement whereby any Insurance Subsidiary assumes or cedes business under a reinsurance agreement that would be considered a "financing-type" reinsurance agreement and
(a) with respect to any P/C Subsidiary, which is entered into solely for the purpose of affecting the income statement of such P/C Subsidiary as the same may be amended from time to time, and (b) with respect to any Life

Subsidiary, as determined in the Fourth Edition of the AICPA Audit Guide for Stock Life Insurance Companies on pp. 91-92 thereof as the same may be amended from time to time.

              Swap Contract shall mean (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

              Swap Termination Value shall mean, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

              Synthetic Lease Obligation shall mean the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

              2001 Annual Statement is defined in Section 7.2(b).

              2002 Quarterly Statement is defined in Section 7.2(b).

              Types of Loan -- see Section 2.2. The Types of Loans under this Agreement are as follows: Base Rate Loans and Eurodollar Loans.

              Unmatured Event of Default shall mean any condition or event, which, after notice or lapse of time or both, would constitute an Event of Default.

              Voting Percentage shall mean at any time, with respect to any Lender, the percentage calculated by dividing the aggregate principal amount of such Lender's Loans by the aggregate principal amount of all Lenders' Loans then outstanding or, if no Loans are outstanding, the Funding Percentage.

              Welfare Plan shall mean any "employee welfare benefit plan" as such term is defined in ERISA, as to which the Borrower has any liability.

              SECTION 1.2 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Schedules hereto, the Loan Documents, the Exhibits and any other communications delivered from time to time in connection with this Agreement.

              SECTION 1.3 Cross References; Headings. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or in any of the Loan Documents shall refer to this Agreement or such Loan Document as a whole and not to any particular provision of this Agreement or such Loan Document. Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified. Any reference in any Section or definition to any clause is, unless otherwise specified, to such clause of such Section or definition. The various headings in this Agreement and the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such Loan Document or any provision hereof or thereof.

              SECTION 1.4 Other Definitional Provisions. Unless otherwise defined or the context otherwise requires, all financial and accounting terms used herein or in any of the Loan Documents or any certificate or other document made or delivered pursuant hereto shall be defined in accordance with GAAP or SAP, as the context may require. When used in this Agreement, the term "financial statements" shall include the notes and schedules thereto. In addition, when used herein, the terms "best knowledge of" or "to the best knowledge of" any Person shall mean matters within the actual knowledge of such Person (or an Executive Officer or general partner of such Person) or which should have been known by such Person after reasonable inquiry.

                                   ARTICLE II

                         AMOUNT AND TERMS OF COMMITMENT

              SECTION 2.1 Revolving Loan Commitment. Upon and subject to the terms and conditions hereof, each of the Lenders severally and for itself agrees to make revolving loans (collectively called the "Loans" and individually called a "Loan") from time to time on any Business Day occurring prior to the Commitment Termination Date, in such Lender's Funding Percentage of the aggregate amount of the Borrowing requested by the Borrower to be made on such date; provided, that (i) the aggregate unpaid principal amount of all Loans from any single Lender shall not exceed the amount set forth opposite the name of such Lender on Schedule 2.1 and (ii) the aggregate unpaid principal amount of all Loans from all Lenders outstanding at any time shall not exceed the Commitment Amount. The Commitment of each Lender to make the Loans pursuant to this Section 2.1 is herein referred to as its "Commitment."

              2.1.1 Voluntary Reduction of Commitment Amount. The Borrower may, from time to time on any Business Day, voluntarily reduce the unused amount of the Commitment Amount in whole or in part; provided, however, that (i) each such voluntary reduction shall require at least two (2) Business Days' prior written notice to the Administrative Agent and shall be permanent, and (ii) each such voluntary reduction shall be in an aggregate minimum amount of $1,000,000 and an integral multiple of $100,000 (or, if less, the entire unused amount of the Commitment Amount).

              2.1.2 Increase of Commitments. The Borrower may from time to time, by notice to the Administrative Agent, request that the aggregate Commitments be increased by an amount that will not result in the aggregate Commitments under this Agreement to exceed $35,000,000. Each such notice shall set forth the requested amount of the increase in the Commitments and the date on which such increase is to become effective. The Borrower shall have the right, but not the obligation, to arrange for one or more commercial banks or other financial institutions (any such bank or other financial institution being called an "Augmenting Lender"), which may include any Lender, to extend Commitments or increase their existing Commitments in an aggregate amount up to, but not greater than, the requested increase, provided that each Augmenting Lender, if not already a Lender hereunder (i) shall extend a new Commitment of not less than $5,000,000, (ii) shall execute all such documentation as the Administrative Agent shall specify to evidence its status as a Lender hereunder and (iii) shall be consented to by the Administrative Agent. If (and only if) Lenders (including Augmenting Lenders) shall have agreed to increase their aggregate Commitments or to extend new Commitments in an aggregate amount not less than $5,000,000 in the aggregate, such increases and such new Commitments shall become effective on the date agreed to by the Borrower, the Augmenting Lenders and the Administrative Agent. Notwithstanding the foregoing, no increase in the aggregate Commitments (or in the Commitment of any Lender) shall become effective under this paragraph unless, on the date of such increase, the conditions set forth in Section 9.2 shall be satisfied (with all references in such paragraphs to a Loan being deemed to be references to such increase) and the Administrative Agent shall have received a certificate to that effect dated such date and executed by an Authorized Officer of the Borrower.

              Upon the effectiveness of any increase pursuant to this Section
       2.1.2 of the aggregate Commitments and any resulting adjustment in the Funding Percentage, the Lenders and the Augmenting Lenders will purchase from each other and sell to each other outstanding Loans sufficient to cause the outstanding Loans of each Lender and Augmenting Lender to equal its Funding Percentage (as so adjusted) of the aggregate outstanding Loans. Such purchase and sale shall be made pursuant to Section 12.2 except that no minimum amount shall be required, no processing fee shall be charged and, if any Lender shall suffer a loss or incur an expense as a result of the effectiveness of such purchase or sale being during an Interest Period, the Borrower shall reimburse such Lender the amount of such loss or expense. Each such Lender shall furnish the Borrower with a certificate setting forth the basis for determining the amount to be paid to it hereunder.

              SECTION 2.2 Types of Loans. The Loans shall be denominated as Base Rate Loans or Eurodollar Loans (each being herein called a "Type" of Loan), as the Borrower shall specify in the related Borrowing Request pursuant to Section
2.3 or Continuation/Conversion Notice pursuant to Section 4.5. Base Rate Loans and Eurodollar Loans may be outstanding at the same time, provided that (a) in the case of Eurodollar Loans, not more than three (3) different Interest Periods shall be outstanding at any one time for all such Loans, and (b) the Borrower shall specify Types of Loans and Interest Periods such that no payment or prepayment of any principal on any Eurodollar Loan shall result in an interruption of any Interest Period. In the absence of instructions to the contrary in any Borrowing Request and in the absence of the delivery of any Continuation/Conversion Notice, the Borrower shall be deemed to have requested that any affected Loan be made or converted to a Base Rate Loan.

              SECTION 2.3 Borrowing Request. By delivering to the Agent a Borrowing Request at or before 9:00 a.m., Chicago time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than two (2) Business Days' notice, that a Borrowing be made in an amount equal to all or any portion of the unused Commitment Amount (i.e., the Commitment Amount minus the aggregate amount of all outstanding Loans).

              SECTION 2.4 Funding of Borrowing. On each Borrowing Date, each Lender shall deposit with the Administrative Agent same day funds, at or before 10:00 a.m., Chicago time, in an amount equal to its Funding Percentage of the requested Borrowing. Such deposit shall be made to such account as the Administrative Agent shall specify. After timely receipt of such funds, the Administrative Agent shall, at or before 1:00 p.m., Chicago time, on the Borrowing Date, make such funds available to the Borrower by wire transfer in same day funds to such accounts of the Borrower as the Borrower shall have specified in writing. No Lender's obligation to make any portion of the Loans shall be affected by any other Lender's failure to make any portion of the Loans.

                                  ARTICLE III

                      RECORDKEEPING; NOTE; PAYMENTS; SETOFF

              SECTION 3.1 Evidence of Debt. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender's Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

              SECTION 3.2 Payment of the Loans.

              3.2.1 Required Payments.

              (a) If at any time the aggregate outstanding principal amount of the Loans shall exceed the Commitment Amount in effect at such time, the Borrower shall make a principal repayment of the Loans in an amount equal to such excess.

              (b) The Borrower shall, immediately upon any acceleration of the maturity date of the Loans pursuant to Section 11.2, repay the Loans.

              3.2.2 Voluntary Payments. The Borrower may, from time to time on any Business Day, make a voluntary payment, in whole or in part, of the outstanding principal amount of any Loans, subject to Section 3.3.3.

              3.2.3 Conditions Applicable to all Payments.

              (a) Each payment of a portion of the Loans shall be made pro rata among Loans of the same Type and, if applicable, having the same Interest Period of all Lenders.

              (b) No payment of any Eurodollar Loan may be made on any day other than the last day of the Interest Period for such Loan.

              (c) All voluntary payments shall require at least three but no more than five Business Days' prior written notice to the Administrative Agent.

              (d) All voluntary partial payments shall be in an aggregate minimum amount of $1,000,000 and an integral multiple of $100,000.

              (e) All payments of principal of the Loans (in whole or in part) shall be accompanied by the payment of interest accrued on the principal amount being prepaid.

              SECTION 3.3 Making of Payments. All payments of principal of, or interest on, the Note and of all fees and other Obligations to be made by the Borrower pursuant to this Agreement shall be made by the Borrower without condition or deduction for any counterclaim, defense, recoupment or setoff to the Administrative Agent for the Administrative Agent's account or for the benefit of the Lenders, as applicable, in immediately available Dollars. All such payments shall be deposited to the Borrower's Account No. 74-50915 at Bank of America (or such other account as the Administrative Agent may from time to time specify), not later than 10:00 am., Chicago time, on the date due. The Administrative Agent shall have the authority to debit such account for the amount of any payments due in order to effect each such payment. Funds received after 11:30 a.m., Chicago time, shall be deemed to have been received by the Administrative Agent on the next following Business Day (unless such failure to receive funds in a timely fashion is due to the Administrative Agent's failure to debit the Borrower's account).

              SECTION 3.4 Due Date Extension. If any payment of principal or interest with respect to the Loans falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional interest shall accrue and be payable for the period of such extension.

              SECTION 3.5 Set-off. The Borrower agrees that each of the Lenders, the Administrative Agent and any Participant shall have all rights of set-off provided by applicable law, and in addition thereto, the Borrower agrees that at any time (a) any payment or amount owing by the Borrower under or in connection with this Agreement or the Loan Documents is then due or (b) any Unmatured Event of Default pursuant to Section 10.1.5 or Event of Default exists, each Lender, the Administrative Agent or any Participant may apply to the payment of such payment or other amount any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter with such Lender, the Administrative Agent or any Participant; provided, that, any proceeds or recoveries obtained by any such Lender, the Administrative Agent or any Participant from any such appropriation and application in excess of such entity's pro rata share of such payments or amounts shall be shared with the other Lenders, the Administrative Agent and the participants on a pro rata basis; provided, further however, no such set-off shall be undertaken by any Lender or Participant domiciled in or with respect to property located in California without the written consent of the Administrative Agent.

                                   ARTICLE IV

                     INTEREST; CONVERSION; EURODOLLAR LOANS

              SECTION 4.1 Interest Rates. The Borrower shall pay interest on the unpaid principal amount of the Loans for the period commencing on the date of each such Loan until such Loan is paid in full, at the rates per annum specified below:

              (a) On the outstanding principal amount of the Loans maintained from time to time as Base Rate Loans, interest shall accrue at the Base Rate from time to time in effect; and

              (b) On the outstanding principal amount of each Loan maintained from time to time as a Eurodollar Loan, interest shall accrue at a rate per annum equal to the Offshore Rate from time to time in effect for the related Interest Period plus the Applicable Eurodollar Interest Rate Margin in effect from time to time; and

              (c) Notwithstanding the foregoing, (i) any amount past due shall bear interest at a rate per annum (the "Default Rate") equal to the Base Rate Loan from time to time in effect (but not less than the Base Rate as in effect at such occurrence date) plus 3.5% per annum, and (ii) upon the occurrence and during the continuation of any Event of Default, and after notice by the Administrative Agent to the Borrower of the Required Lenders' intent to apply the Default Rate of interest the outstanding principal amount of the Loans and any other monetary Obligations shall bear interest at the Default Rate.

              SECTION 4.2 Interest Payment Dates. Accrued interest on the Loans shall be paid on each Payment Date, commencing with the first such date following the Effective Date. After maturity, accrued interest on the Loans shall be payable on demand.

              SECTION 4.3 Setting of Rates. Interest rates hereunder shall be calculated from time to time by the Administrative Agent and each such calculation of an interest rate shall be conclusive and binding on the Borrower in the absence of manifest error. Any change in the Applicable Eurodollar Rate Margin resulting from a change in the Borrower's public ratings shall be effective on the date such public rating change is announced.

              SECTION 4.4 Computation of Interest and Fees. Interest on Base Rate Loans, when based on the "prime rate," shall be computed on the basis of actual days elapsed and a year consisting of 365 or 366 days, as applicable. All other interest and fees shall be computed on the basis of actual days elapsed and a year consisting of 360 days.

              SECTION 4.5 Continuation and Conversion Elections. At the election of the Borrower pursuant to a Continuation/ Conversion Notice delivered to the Administrative Agent at or before 10:00 a.m., Chicago time, the Borrower may elect, from time to time on not less than three (3) Business Days' notice:

              (a) that all, or any portion, in an aggregate minimum amount of $1,000,000 and an integral multiple of $100,000, of the Loans be converted from Base Rate Loans into Eurodollar Loans; and

              (b) on the expiration of the Interest Period applicable to any Eurodollar Loans, that all, or any portion, in an aggregate minimum amount of $1,000,000 and an integral multiple of $100,000, of such Loans be continued as Eurodollar Loans or converted into Base Rate Loans;

provided, however, that:

                     (i) no portion of the outstanding principal amount of any Loan may be continued as, or be converted into, a Eurodollar Loan when any Default has occurred and is continuing; and

                     (ii) no portion of the outstanding principal amount of any
              Loan may be made or continued as, or be converted into, a Eurodollar Loan if, after giving effect to such action, the Interest Period applicable thereto shall extend beyond the date of any mandatory payment of such Loan unless a sufficient principal amount of the Loans is being maintained as Base Rate Loans or as Eurodollar Loans having Interest Periods ending on or prior to the date of any such mandatory prepayment to permit such repayment to be applied in full to Base Rate Loans.

              SECTION 4.6 Funding. In the event the Borrower elects to obtain any portion of the Loans as Eurodollar Loans, or elects to convert any portion of the principal amount of any Base Rate Loan into a Eurodollar Loan, each Lender may, if it so elects, fulfill its obligation to make or continue any portion of the principal amount of the Loans as, or to convert any portion of the principal amount of any Loan into, a Eurodollar Loan in accordance with any election made by the Borrower by causing a foreign branch or Affiliate of such Lender or an international banking facility created by such Lender to make such Eurodollar Loan; provided, however, that in such event such Eurodollar Loan shall be deemed to have been made by such Lender for the purpose of all provisions of this Agreement, and the obligation of the Borrower to repay such Eurodollar Loan shall nevertheless be to such Lender and shall be deemed to be held by it, to the extent of such Eurodollar Loan, for the account of such foreign branch, Affiliate or international banking facility.

              SECTION 4.7 Eurodollar Rate Lending Unlawful. If as the result of any Regulatory Change, any Lender shall determine (which determination shall be conclusive and binding on the Borrower) that it is unlawful for such Lender to make, continue, or maintain any Loan as, or to convert any Loan into, a Eurodollar Loan, the obligations of all Lenders to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any Loan into, a Eurodollar Loan shall be, upon such determination (and telephonic notice thereof, confirmed in writing, to the Administrative Agent and the Borrower), forthwith suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all Eurodollar Loans shall automatically convert into Base Rate Loans; provided, however, that each Lender shall take any reasonable actions available to it (including the designation of its lending office) consistent with legal and regulatory restrictions that will avoid the need for such suspension and will not, in the reasonable judgment of such Lender, be otherwise materially disadvantageous to the Lender.

              SECTION 4.8 Eurodollar Deposits Unavailable. If prior to the date on which all or any portion of the principal amount of any Loan is to be made or continued as, or be converted into, a Eurodollar Loan, the Administrative Agent shall have determined (and telephonic notice thereof, confirmed in writing, shall have been given to the Borrower and the Lenders) that:

              (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Administrative Agent or any Lender in the interbank eurodollar market; or

              (b) by reason of circumstances affecting the interbank eurodollar market in Dollars, adequate means do not exist for ascertaining the interest rate applicable hereunder to such Eurodollar Loan;

then, the obligations of all Lenders to make or continue any portion of the principal amount of any Loan as, or to convert any portion of any Loan into, Eurodollar Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist; provided, however, that each Lender shall take any reasonable actions available to it (including the designation of its lending office) consistent with legal and regulatory restrictions that will avoid the need for such suspension and will not, in the reasonable judgment of such Lender, be otherwise materially disadvantageous to the Lender.

                                   ARTICLE V

                                      FEES

              SECTION 5.1 Payment of Fees. The Borrower agrees to pay the fees set forth in this Article V. Where such fees are paid to the Administrative Agent for the benefit of the Lenders, the Administrative Agent shall, upon receipt of any such fees, promptly transmit to each Lender such Lender's ratable portion of such fees.

              SECTION 5.2 Non-Use Fee. The Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a fee for the period commencing on the Effective

Date and ending on the Commitment Termination Date, equal to the Applicable Non-Use Fee Rate in effect from time to time in each case applied to the daily average unused portion of the Commitment Amount from time to time. Accrued non-use fees shall be payable in arrears on the last day of each Fiscal Quarter of Borrower and on the Commitment Termination Date.

       SECTION 5.3 Compensation of Administrative Agent. The Borrower shall pay to the Administrative Agent such fees and other amounts as each shall agree to in writing with the Borrower from time to time.

                                   ARTICLE VI

                  INCREASED COSTS AND OTHER SPECIAL PROVISIONS

       SECTION 6.1 Increased Costs. If, after the date hereof, any Regulatory Change, or compliance by the Administrative Agent or any Lender with any request or directive (whether or not having the force of law) of any Governmental Authority, shall subject the Administrative Agent or any Lender to any Included Tax or capital adequacy requirement with respect to, or shall otherwise increase the effective cost of the Loans or such Lender's obligation to make, issue or maintain the Loans (except for taxes, duties or similar charges including any interest or penalties thereon which do not constitute Included Taxes), or shall impose on a Lender any other condition, except with respect to taxes, duties or similar charges including any interest or penalties thereon which do not constitute Included Taxes, affecting the Loan, or such Lender's obligation to make the Loans and the result of any of the foregoing is to increase the cost to any Lender of making, issuing or maintaining the Loans, or to reduce the amount of, or any rate of return on, any sum received or receivable by such Lender under this Agreement or under the Note with respect thereto, then upon written notice of such occurrence to the Borrower by such Lender (which notice shall contain a statement setting forth a description of such occurrence and shall be signed by an authorized officer of such Lender), the Borrower shall pay directly to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or such reduction; provided, however, that each Lender shall take any reasonable actions available to it (including the designation of a different lending office) consistent with legal and regulatory restrictions that will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender, be otherwise materially disadvantageous to such Lender.

       SECTION 6.2 Payment for Credits. If the Borrower is required pursuant to
Section 6.1 to pay and pays a Lender for any increased costs or any reduction of any rate of return, and if such Lender, in good faith, determines that it has received or been granted a credit against or relief or remission for or repayment of any tax paid or payable by it, it shall, to the extent that it could do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to the Borrower such amount as such Lender shall, in good faith, have determined to be attributable to such payment by the Borrower.

       SECTION 6.3 Certificate Requirements. Each Lender that is not an entity organized under the laws of the United States shall deliver to the Borrower (with a copy to the Administrative Agent) an accurate and complete original signed copy of an Internal Revenue Service Form W-8BEN or W-8ECI properly claiming complete exemption from withholding, within thirty days of the signing of this Agreement, and shall promptly deliver such additional or supplemental forms thereafter as may be required in order to maintain the effectiveness and accuracy of such forms. In addition, each Lender shall deliver to the Borrower such other forms or documentation as the Borrower may reasonably request in order to comply with the United States tax laws.

       SECTION 6.4 General Funding Losses. The Borrower hereby agrees that upon demand by the Administrative Agent (which demand shall be accompanied by a statement signed by an authorized officer of the Administrative Agent setting forth the basis for the calculations of the amount being claimed) the Borrower will indemnify such Lender against any loss or expense which each Lender may sustain or incur as reasonably determined by such Lender in accordance with the provisions of this Section 6.4, as a result of any failure of the Borrower to borrow, continue, convert or repay any Loan on a date specified therefor in a notice (whether written or oral) of borrowing continuation, conversion or repayment pursuant to this Agreement. For the purposes of this Section 6.4 such loss or expense for each Lender shall include an amount equal to the excess, if any, of (a) its cost of obtaining in the interbank eurodollar market the funds for the Loans being repaid or not borrowed for the period from the date of such prepayment or failure to borrow to the last day of the then current Interest Period for such Loans (or, in the case of a failure to borrow, the Interest Period for such Loans that would have commenced on the date of such failure) over (b) the amount of interest that such Lender would have earned had it invested the entire amount of funds so prepaid or the entire amount of funds acquired to effect, fund or maintain the Loans not borrowed, at the Federal Funds Rate. For this purpose, all notices to a Lender or the Administrative Agent pursuant to this Agreement shall be deemed to be irrevocable.

       SECTION 6.5 Discretion of Lender as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or its portion of the Loans in any manner it sees fit; provided, however, that each Lender shall take any reasonable actions available to it (including the designation of its lending office) consistent with legal and regulatory restrictions that will avoid increased cost to the Borrower and will not, in the reasonable judgment of such Lender, be otherwise materially disadvantageous to the Lender.

       SECTION 6.6 Conclusiveness of Statements: Survival of Provisions. In making the determinations contemplated by this Article VI, the Administrative Agent or the Lenders may make such reasonable estimates, assumptions, allocations and the like that the Administrative Agent or the Lenders in good faith determine to be appropriate. Upon making any determination pursuant to this Article VI, the Administrative Agent shall provide the Borrower with a certificate signed by an authorized officer of the Administrative Agent setting forth any estimates, assumptions, allocations or other similar calculations made by the Administrative Agent in connection with such determination. Subject to the foregoing, determinations and statements of the Administrative Agent and the Lenders pursuant to this Article VI and any certificates delivered in connection therewith shall be conclusive absent manifest error. The provisions of this
Article VI shall survive termination of this Agreement.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

       To induce the Lenders to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants to each Lender that:


       SECTION 7.1 Due Organization, Authorization, etc. Each of the Borrower and each Subsidiary (a) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (b) is duly qualified to do business and in good standing in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, which jurisdictions are set forth with respect to the Borrower and each Subsidiary on Schedule 7.1, (c) has the requisite corporate power and authority and the right to own and operate its properties, to lease the property it operates under lease, and to conduct its business as now and proposed to be conducted, and (d) has obtained all material licenses, permits, consents or approvals from or by, and has made all filings with, and given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct (including, without limitation, the consummation of the transactions contemplated by this Agreement) as to each of the foregoing except where the failure to do so would not have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole. The execution, delivery and performance by the Borrower of this Agreement and the consummation of the transactions contemplated hereby and thereby are within its corporate powers and have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval, if required). Each of the Borrower and its Subsidiaries has received all material governmental and other consents and approvals (if any shall be required) necessary for such execution, delivery and performance, and such execution, delivery and performance do not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon the Borrower or such Subsidiaries. This Agreement and each of the Loan Documents is (or when executed and delivered will be) the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms; provided that the Borrower assumes for purposes of this Section 7.1 that this Agreement and the other Loan Documents have been validly executed and delivered by each of the parties thereto other than the Borrower.

       SECTION 7.2 Statutory Financial Statements. (a) The Annual Statement of each of the Insurance Subsidiaries (including, without limitation, the provisions made therein for investments and the valuation thereof, reserves, policy and contract claims and Statutory Liabilities) as filed with the appropriate Governmental Authority of its state of domicile (the "Department") and delivered to each Lender prior to the execution and delivery of this Agreement, as of and for the 1997, 1998, 1999, 2000 and 2001 Fiscal Years, and as of and for the Fiscal Quarter ended March 31, 2002 (collectively, the "Statutory Financial Statements"), have been prepared in accordance with SAP applied on a consistent basis (except as noted therein). Each such Statutory Financial Statement was in material compliance with applicable law when filed. The Statutory Financial Statements fairly present the financial position, the results of operations, changes in equity and changes in financial position of each such Insurance Subsidiary as of and for the respective dates and periods indicated therein in accordance with

SAP applied on a consistent basis, except as set forth in the notes thereto or on Schedule 7.2(a). Except for liabilities and obligations, including, without limitation, reserves, policy and contract claims and Statutory Liabilities (all of which have been computed in accordance with SAP), disclosed or provided for in the Statutory Financial Statements, the Insurance Subsidiaries did not have, as of the respective dates of each of such financial statements, any material liabilities or obligations (whether absolute or contingent and whether due or to become due) which, in conformity with SAP, applied on a consistent basis, would have been required to be or should be disclosed or provided for in such financial statements. All books of account of each of the Insurance Subsidiaries fully and fairly disclose all of the transactions, properties, assets, investments, liabilities and obligations of such Insurance Subsidiary and all of such books of account are in the possession of each such Insurance Subsidiary and are true, correct and complete in all material respects.

       (b) The investments of Insurance Subsidiaries reflected in the Annual Statements filed with the respective Departments with respect to the 2001 Fiscal Year (the "2001 Annual Statement") and the March 31, 2002 Quarterly Statement (the "2002 Quarterly Statement") comply in all material respects with all applicable requirements of the Department with respect to each such Insurance Subsidiary as well as those of any other applicable jurisdiction relating to investments in respect of which it may invest its funds.

       (c) The provisions made by each Insurance Subsidiary in its 2001 Annual Statement and in its 2002 Quarterly Statement for reserves, policy and contract claims and Statutory Liabilities are in compliance in all material respects with the requirements of the applicable Department as well as those of any other applicable jurisdiction, and have been computed in accordance with SAP.

       (d) Marketable securities and short term investments reflected in the 2001 Annual Statement and in the 2002 Quarterly Statement of each Insurance Subsidiary are valued at cost, amortized cost or market value, as required by applicable law.

       (e) Except as set forth on Schedule 7.2(e), there has been no material adverse change in the business, assets, operations or financial condition of the Borrower or any Subsidiary which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole since December 31, 2001.

       SECTION 7.3 GAAP Financial Statements.

       (a) The Borrower has furnished to the Administrative Agent and each of the Lenders (i) a copy of the unaudited consolidated balance sheets of the Borrower and its Subsidiaries, and the balance sheet of the Borrower on an unconsolidated basis as of the close of such Fiscal Quarter and the related consolidated statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such a Fiscal Quarter and (ii) a copy of the unaudited consolidated statement of Income of the Borrower and its Subsidiaries, and the statement of income of the Borrower on an unconsolidated basis, for such Fiscal Quarter, all prepared in accordance with GAAP (subject to normal year-end adjustments and except that footnote and schedule disclosures are abbreviated) which financial statements are complete and correct and present fairly in accordance with GAAP (subject to normal year-end adjustments) consolidated or unconsolidated, as the case may be results of operations and cash flows of the Borrower as of the end of such Fiscal Quarter and the period then ended.

       (b) With respect to any representation and warranty which is deemed to be made after the date hereof by the Borrower, the balance sheet and statements of operations, of shareholders' equity and of cash flow, which as of such date shall most recently have been furnished by or on behalf of the Borrower to each Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby, shall have been prepared in accordance with GAAP consistently applied (except as disclosed therein), and shall present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof for the periods then ended, subject, in the case of quarterly financial statements, to normal year-end audit adjustments.

       SECTION 7.4 Litigation and Contingent Liabilities. as set forth (including estimates of the dollar amounts involved) in Schedule 7.4 hereto and
(b) except for claims which are covered by Insurance Policies, coverage for which has not been denied in writing, or which relate to insurance policies or surety contracts issued by the Borrower or to which it is a party, reinsurance treaties, reinsurance certificates, or any other such agreements entered into by the Borrower in the ordinary course of business (referred to herein as "Ordinary Course Litigation"), no claim, litigation (including, without limitation, derivative actions), arbitration, governmental investigation or proceeding or inquiry is pending or threatened against the Borrower or any of its Subsidiaries
(i) which would, if adversely determined, have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole or (ii) which relates to any of the transactions contemplated hereby, and there is no basis known to the Borrower for any of the foregoing. Other than any liability incident to such claims, litigation or proceedings, the Borrower has no material Contingent Liabilities not provided for or referred to in the financial statements delivered pursuant to Section 7.3.

       SECTION 7.5 Investment Company Act. Other than Horace Mann Investors, Inc., neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended.

       SECTION 7.6 Regulations T, U and X. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock. None of the Borrower, any of its Subsidiaries or any Person acting on their behalf has taken or will take action to cause the execution, delivery or performance of this Agreement or the Note, the making or existence of the Loans or the use of proceeds of the Loans to violate Regulations T, U or X of the F.R.S. Board.

       SECTION 7.7 Proceeds. The proceeds of the Loans will be used for general corporate purposes. None of such proceeds will be used in violation of applicable law, and none of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any margin stock as defined in Regulation U of the F.R.S. Board.

       SECTION 7.8 Insurance. The Borrower and its Subsidiaries maintain Insurance Policies to such extent and against such hazards and liabilities as is required by law or customarily maintained by prudent companies similarly situated.

       SECTION 7.9 Accuracy of Information. All factual written information furnished heretofore or contemporaneously herewith by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or the Lenders for purposes of or in connection with this Agreement or any of the transactions contemplated hereby, as supplemented to the date hereof, is and all other such factual written information hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or the Lenders will be, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading.

       SECTION 7.10 Subsidiaries. Schedule 7.10 contains a complete list of the Borrower's Subsidiaries.

       SECTION 7.11 Insurance Licenses. Except as set forth on Schedule 7.11, to the best of the Borrower's knowledge, no license (including, without limitation, licenses or certificates of authority from applicable insurance departments), permits or authorizations to transact insurance and reinsurance business (collectively, the "Licenses") is the subject of a proceeding for suspension or revocation or any similar proceedings, there is no sustainable basis for such a suspension or revocation, and no such suspension or revocation is threatened by any state insurance department.

       SECTION 7.12 Taxes. The Borrower and each of its Subsidiaries has filed all material tax returns that are required to be filed by it, and has paid or provided adequate reserves for the payment of all material taxes, including, without limitation, all payroll taxes and federal and state withholding taxes, and all assessments payable by it that have become due, other than those that are not yet delinquent or that are disclosed on Schedule 7.12 and are being contested in good faith by appropriate proceedings and with respect to which reserves have been established, and are being maintained, in accordance with GAAP. Except as set forth in Schedule 7.12, there is no ongoing audit or, to the Borrower's knowledge, other governmental investigation of the tax liability of the Borrower or any of its Subsidiaries and there is no unresolved claim by a taxing authority concerning the Borrower's or any such Subsidiary's tax liability, for any period for which returns have been filed or were due. As used in this Section 7.12, the term "taxes" includes all taxes of any nature whatsoever and however denominated, including, without limitation, excise, import, governmental fees, duties and all other charges, as well as additions to tax, penalties and interest thereon, imposed by any government or instrumentality, whether federal, state, local, foreign or other.

       SECTION 7.13 Compliance with Laws. Neither the Borrower nor any of its Subsidiaries is in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority, if the effect of such violation could reasonably be expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole and, to the best of the Borrower's knowledge, no such violation has been alleged and each of the Borrower and its Subsidiaries (a) has filed in a timely manner all reports, documents and other materials required to be filed by it with any Governmental Authority, if such failure to so file could reasonably be expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole; and the information contained in each of such filings is true, correct and complete in all material respects and (b) has retained all records and documents required to be retained by it pursuant to any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority, if the failure to so retain such records and documents could reasonably be expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole.

                                  ARTICLE VIII

                                    COVENANTS

              Until the Loans and all other Obligations are paid in full, and until the Commitment Termination Date, the Borrower agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

              SECTION 8.1 Affirmative Covenants.

              8.1.1 Reports, Certificates and Other Information. Furnish or cause to be furnished to the Administrative Agent and the Lenders:

              (a)   GAAP Financial Statements:

                    (i) Within 55 days after the close of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, a copy of its Form 10Q filed with the Securities and Exchange Commission and accompanied by the certification of the chief executive officer, chief financial officer or treasurer of the Borrower that the financial statements set forth therein are complete and correct and present fairly in accordance with GAAP (subject to normal year-end adjustments) the consolidated, or unconsolidated, as the case may be, results of operations and cash flows of the Borrower as at the end of such Fiscal Quarter and for the period then ended.

                    (ii) Within 100 days after the close of each Fiscal Year, a copy of the annual audited consolidated financial statements of the Borrower and its Subsidiaries, consisting of consolidated balance sheets and consolidated statements of income and retained earnings and cash flows, setting forth in comparative form in each case the consolidated figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP, certified without material qualification by the independent certified public accountants regularly retained by the Borrower, or any other firm of independent certified public accountants of recognized national standing selected by the Borrower and reasonably acceptable to the Required Lenders that all such financial statements are complete and correct and present fairly in accordance with GAAP the consolidated financial position and the consolidated results of operations and cash flows of the Borrower and its Subsidiaries as at the end of such year and for the period then ended.

              (b) Tax Returns. If requested by the Administrative Agent, copies of all federal, state, local and foreign tax returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by the Borrower or any of its Subsidiaries.

              (c) SAP Financial Statements:

                  (i) Within 10 days after the applicable regulatory filing date for each of its Fiscal Quarters, but in any event within 55 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of each Insurance Subsidiary a copy of the Quarterly Statement of such Insurance Subsidiary for such Fiscal Quarter, all prepared in accordance with SAP and accompanied by the certification of the chief financial officer or chief executive officer of each Insurance Subsidiary that all such financial statements are complete and correct and present fairly in accordance with SAP the financial position of such Insurance Subsidiary for the periods then ended.

                  (ii) Within 10 days after the applicable regulatory filing date for each of its Fiscal Years, but in any event within 65 days after the end of each Fiscal Year of each Insurance Subsidiary a copy of the Annual Statement of each Insurance Subsidiary for such Fiscal Year prepared in accordance with SAP and accompanied by the certification of the chief financial officer or chief executive officer of each Insurance Subsidiary that such financial statement is complete and correct and presents fairly in accordance with SAP the financial position of such Insurance Subsidiary for the period then ended.

                  (iii) Within 10 days after the applicable regulatory filing date for each of its Fiscal Years, but in any event within 100 days after the close of each Fiscal Year of each Insurance Subsidiary a copy of each Insurance Subsidiary's "Statement of Actuarial Opinion" which is provided to the applicable Department (or equivalent information should the Department no longer require such a statement) as to the adequacy of loss reserves of such Insurance Subsidiary. Such opinion shall be in the format prescribed by the applicable Insurance Code.

              (d) Notice of Default, etc. Immediately after an Executive Officer of the Borrower knows or has reason to know of the existence of any Default, or any development or other information which would have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole, telephonic notice specifying the nature of such Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within two (2) Business Days.

              (e) Other Information. The following certificates and other information related to the Borrower:

              (i) Promptly after completion of each such item but in no event later than the first day of April of each Fiscal Year of the Borrower, a copy of the Borrower's (A) operating budget, (B) new business plans, if any, and (C) estimated quarterly Statutory EBT of the Insurance Subsidiaries for such Fiscal Year which, in the case of each of clause
       (A) and (B), are in the form approved by the Board of Directors of the Borrower.

              (ii) Within five (5) Business Days of receipt, a copy of any financial examination reports by a Governmental Authority with respect to the Insurance Subsidiaries relating to the insurance business of the Insurance Subsidiaries (when, and if, prepared); provided, the Borrower shall only be required to deliver any interim report hereunder at such time as Borrower has knowledge that a final report will not be issued and delivered to the Administrative Agent within 90 days of any such interim report.

              (iii) Copies of all Insurance Holding Company System Act filings with Governmental Authorities, with respect to any occurrence which might reasonably be expected to have a Material Adverse Effect, by the Borrower or any Subsidiary not later than five (5) Business Days after such filings are made, including, without limitation, filings which seek approval of Governmental Authorities with respect to transactions between the Borrower or such Subsidiary and its Affiliates.

              (iv) Within five (5) Business Days of such notice, notice of actual suspension, termination or revocation of any material License of the Insurance Subsidiaries by any Governmental Authority or of receipt of notice from any Governmental Authority notifying the Borrower of a hearing (which is not withdrawn within ten (10) days) relating to such a suspension, termination or revocation, including any request by a Governmental Authority which commits the Borrower to take, or refrain from taking, any action or which otherwise materially and adversely affects the authority of the Borrower to conduct its business.

              (v) Within five (5) Business Days of such notice, notice of any pending or threatened investigation or regulatory proceeding (other than routine periodic investigations or reviews) by any Governmental Authority concerning the business, practices or operations of the Borrower, including any agent or managing general agent thereof.

              (vi) Promptly, such additional financial and other information as the Administrative Agent may from time to time reasonably request.

              (vii) Promptly, notice of any actual or, to the best of the Borrower's knowledge, proposed material changes in the Insurance Code governing the investment or dividend practices of any Insurance Subsidiary.

              (f) Compliance Certificates. Concurrently with the later to occur of delivery to the Administrative Agent of the GAAP financial statements and delivery to the Administrative Agent of the SAP financial statements under Sections 8.1.1(a) and 8.1.1(c), for each Fiscal Quarter and Fiscal Year of the Borrower, and at any other time no later than thirty (30) Business Days following a written request of the Administrative Agent, a duly completed Compliance Certificate, signed by the chief financial officer or treasurer of the Borrower, containing, among other things, a computation of, and showing compliance with, each of the applicable financial ratios and restrictions contained in Sections
       8.2.1 through 8.2.3, and to the effect that, to the best of such officer's knowledge, as of such date no Default has occurred and is continuing.

              (g) Reports to SEC and to Shareholders. Promptly upon the filing or making thereof (i) copies of each filing and report made by the Borrower or any of its Subsidiaries with or to any securities exchange or the Securities and Exchange Commission and (ii) of each communication from the Borrower to shareholders generally; provided that only those items described in clauses (i) and (ii) of this Section 8.1.1(g) which are material to the interest of the Lenders hereunder shall be provided to the Administrative Agent and the Lenders hereunder.

              (h) Notice of Litigation, License and ERISA Matters. Upon learning of the occurrence of any of the following, written notice thereof, describing the same and the steps being taken by the Borrower with respect thereto: (i) the institution of, or any adverse determination in, any litigation, arbitration proceeding or governmental proceeding (including any Internal Revenue Service or Department of Labor proceeding with respect to any Plan or Welfare Plan) which could, if adversely determined, be reasonably expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole and which is not Ordinary Course Litigation, (ii) the failure of any Person in the Controlled Group to make a required contribution to any Plan if such failure is sufficient to give rise to a Lien under section 302(f)(1) of ERISA, (iii) the institution of any steps by any entity in the Controlled Group to withdraw from, or the institution of any steps by the Borrower or any other Person to terminate under a distress termination, any Plan or the taking of any action with respect to a Plan which could result in the requirement that the Borrower or any of its Subsidiaries furnish a bond or other security to such Plan, or the occurrence of any event with respect to any Plan which could result in the incurrence by the Borrower or any of its Subsidiaries of any material liability (other than a liability for contributions or premiums), fine or penalty, (iv) the commencement of any dispute which might lead to the modification, transfer, revocation, suspension or termination of this Agreement or any Loan Document or (v) any event which could be reasonably expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole.

              (i) Other Information. From time to time such other information concerning the Borrower or any Subsidiary as the Administrative Agent may reasonably request.

              8.1.2 Corporate Existence; Foreign Qualification. Do and cause to be done at all times all things necessary to (a) maintain and preserve the corporate existence of the

       Borrower, (b) be, and ensure that each Subsidiary of the Borrower is, duly qualified to do business and be in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary, and (c) do or cause to be done all things necessary to preserve and keep in full force and effect the Borrower's corporate existence.

              8.1.3 Books, Records and Inspections. (a) Maintain, and cause each of its Subsidiaries to maintain, materially complete and accurate books and records, (b) permit, and cause each of its Subsidiaries to permit, access at reasonable times by the Administrative Agent to its books and records, (c) permit, and cause each of its Subsidiaries to permit, the Administrative Agent or its designated representative to inspect at reasonable times its properties and operations, and (d) permit, and cause each of its Subsidiaries to permit, the Administrative Agent to discuss its business, operations and financial condition with its officers.

              8.1.4 Insurance. Maintain, and cause each of its Subsidiaries to maintain, Insurance Policies to such extent and against such hazards and liabilities as is required by law or customarily maintained by prudent companies similarly situated.

              8.1.5 Taxes and Liabilities. Pay, and cause each of its Subsidiaries to pay, when due all material taxes, assessments and other material liabilities except as contested in good faith and by appropriate proceedings with respect to which reserves have been established, and are being maintained, in accordance with GAAP if and so long as such contest could not reasonably be expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole.

              8.1.6 Compliance with Laws. Comply, and cause each of its Subsidiaries to comply, (a) with all federal, state and local laws, rules and regulations related to its businesses (including, without limitation, the establishment of all insurance reserves required to be established under SAP and applicable laws restricting the investments of the Borrower), and (b) with all Contractual Obligations binding upon such entity, except where failure so to comply would not in the aggregate have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole.

              8.1.7 Conduct of Business. Engage on a consolidated basis with its Subsidiaries primarily in the same business in which the Borrower and its Subsidiaries are engaged on the date hereof.

              SECTION 8.2 Negative Covenants. From and after the Effective Date.

              8.2.1 Consolidated Debt to Total Capitalization. Not permit the ratio of (a) the principal amount of Consolidated Debt to (b) the sum of
       (i) Net Worth plus (ii) Consolidated Debt to exceed 0.35 to 1.0 at any time prior to January 1, 2003, 0.325 to 1.0 at any time thereafter prior to January 1, 2004 or 0.30 to 1.0 at any time thereafter.

              8.2.2 Risk Based Capital. Not permit (a) the adjusted surplus (as defined by the applicable Department's risk based capital guidelines) of any of the Insurance Subsidiary to be less than 175% of such Insurance Subsidiary's respective Company Action Level

       (as defined by the applicable Department's risk based capital guidelines) as of the end of each Fiscal Year, (b) the adjusted surplus (as defined by the applicable Department's risk based capital guidelines) of the Life Subsidiaries on a Combined basis to be less than 250% of Company Action Level (as defined by the applicable Department's risk based capital guidelines) as of the end of each Fiscal Year or (c) the adjusted surplus (as defined in the applicable Department's risk based capital guidelines) of the P/C Subsidiaries on a Combined basis to be less than 250% of Company Action Level (as defined by the applicable Department's risk based capital guidelines), as of the end of each Fiscal Year.

              8.2.3 Interest Coverage Ratio. Not permit the Interest Coverage Ratio as at any Fiscal Quarter end to be less than 4.0 to 1.0; provided that this Section 8.2.3 shall not be deemed breached if the Borrower shall apply to the applicable Department within 20 days of such Fiscal Quarter end for permission to pay a special dividend in an amount when added to the amount set forth in clause (a) of the definition of "Interest Coverage Ratio" would cause such ratio to be complied with, and such permission is granted within 45 days of such Fiscal Quarter end.

              8.2.4 Mergers, Consolidations and Sales. Not, and not permit any of its Subsidiaries to, (a) merge or consolidate, or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other Person, other than (i) the acquisition by Borrower of all or a portion of the capital stock of Horace Mann Life Insurance Company from Allegiance Life Insurance Company and (ii) mergers or acquisitions where the corporate existence of the Borrower is not affected by such merger or acquisition and, subsequent to such merger or acquisition, the Borrower is in compliance with all the provisions of this Agreement and no Default shall exist, or (b) sell, transfer, convey or lease all or any substantial part of its assets or sell or assign with or without recourse any receivables, other than any sale, transfer, conveyance or lease in the ordinary course of business.

              8.2.5 Regulations T, U and X. Not, and not permit any of its Subsidiaries to, use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying margin stock, as defined in Regulation U of the F.R.S. Board.

              8.2.6 Other Agreements. Not, and not permit any of its Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by the performance of obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith.

              8.2.7 Transactions with Affiliates. Not, and not permit any Subsidiary to, enter into, or cause, suffer or permit to exist, directly or indirectly, any arrangement, transaction or contract with any of its Affiliates unless such arrangement, transaction or contract is in the ordinary course of business, reasonably intended to satisfy the reasonable business requirements of the Borrower or such Subsidiary, and on terms and conditions at least as favorable to the Borrower or such Subsidiary as the terms and conditions which would apply in a similar arrangement, transaction or contract with a Person or entity not an Affiliate; provided that transactions between the Borrower and any wholly-owned Subsidiary of the Borrower or between any wholly-owned Subsidiaries of the Borrower shall be excluded from the restrictions set forth in this Section 8.2.7.

              8.2.8 Liens. Not, and not permit any of its Subsidiaries to, create or permit to exist any Lien with respect to any assets now or hereafter existing or acquired, except the following: (a) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (b) Liens arising in the ordinary course of business or by operation of law for sums being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, or for sums not due, and in either case not involving any deposits or advances for borrowed money or the deferred purchase price of property or services, (c) Liens in connection with the acquisition of fixed assets after the date hereof and attaching only to the property being acquired,
       (d) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (e) mechanics', workers', materialmen's and other like Liens arising in the ordinary course of business in respect of obligations which are not delinquent or which are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, and (f) other Liens securing Debt which Debt does not in the aggregate exceed $5,000,000; provided, however, that, no Lien shall be permitted to exist on the shares of stock of any of its Subsidiaries.

                                   ARTICLE IX

                                   CONDITIONS

              SECTION 9.1 Conditions to Occurrence of the Effective Date. The occurrence of the Effective Date shall be subject to receipt by the Administrative Agent of all of the following, each duly executed and dated the Effective Date (or such earlier date as shall be satisfactory to the Administrative Agent), each in form and substance satisfactory to the Administrative Agent (with sufficient copies for each Lender):

              9.1.1 This Agreement and Certain Related Documents. This Agreement, the Note and such other Loan Documents as are required to be delivered by the terms of this Agreement.

              9.1.2 Resolutions. Certified copies of resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance, respectively, of those documents and matters required of it with respect to this Agreement or the other Loan Documents.

              9.1.3 Incumbency and Signatures. A certificate of an Authorized Officer certifying the names of the individual or individuals authorized to sign this Agreement and the other Loan Documents, together with a sample of the true signature of each such individual. (The Lenders may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein.)

              9.1.4 Opinion of Counsel. The opinion of the general counsel of the Borrower, addressed to the Administrative Agent and the Lenders, in the form of Exhibit E.

              9.1.5 Charter and By-Laws of the Borrower. Copies of the corporate charter and by-laws of the Borrower certified by the Secretary of the Borrower.

              9.1.6 Insurance Proceedings. Certificate of an Authorized Officer that there are no material insurance regulatory proceedings pending or threatened against the Borrower in any state.

              9.1.7 Material Adverse Change Certificate. An officer's certificate, signed by an Authorized Officer, certifying that to such officer's best knowledge, since December 31, 2001, no event has occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole.

              9.1.8 Payment of Existing Credit Agreement. Evidence satisfactory to the Administrative Agent that prior to or simultaneously with the initial Borrowing under this Agreement all obligations of the Borrower under that certain Credit Agreement dated as of December 31, 1996 among the Borrower, various financial institutions and Bank of America, as Administrative Agent, have been paid in full.

              9.1.9 Other. Such other documents as the Administrative Agent may reasonably request.

              SECTION 9.2 Conditions to All Borrowings. The obligation of the Lenders to make all Loans shall be subject to the prior or concurrent satisfaction (in form and substance satisfactory to the Administrative Agent) of each of the conditions precedent set forth below:

              9.2.1 No Default. No Default shall have occurred and be continuing or will result from the making of the Loans.

              9.2.2 Warranties and Representations. (a) All warranties and representations contained in this Agreement (other than Section 7.4 except in the case of the initial Borrowing and except that as to Sections 7.1 and 7.10, Schedules 7.1 and 7.10 may be updated after the initial Borrowing by the Borrower by written notice to the Administrative Agent) shall be true and correct in all material respects as of the date of any Loan, with the same effect as though made on the date of and concurrently with the making of such Loan (except where such representation speaks as of specified date) and (b) all covenants contained herein and in such documents to be performed by each of the parties thereto (other than the Administrative Agent or the Lenders) prior to the date of any Loan shall have been performed.

              9.2.3 Litigation. (a) No litigation (including, without limitation, derivative actions), arbitration, governmental investigation or proceeding or inquiry shall be, on the date of any Loan, pending, or to the knowledge of the Borrower, threatened which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or to obtain material relief as a result of, the transactions contemplated hereunder or, in the reasonable opinion of the Required Lenders, could be reasonably expected to be materially adverse to any of the parties to this Agreement and which is not Ordinary Course Litigation, and (b) in the reasonable opinion of the Required Lenders, no material adverse development shall have occurred in any litigation (including, without limitation, derivative actions), arbitration, government investigation or proceeding or inquiry disclosed in Schedule 7.4 which is likely to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole.

              9.2.4 Fees. The fees referred to in Article V which are due and payable on or prior to the Effective Date or the date of any Loan shall have been paid to the Administrative Agent, where applicable, for the benefit of the Lenders.

              9.2.5 Borrowing Request. The Administrative Agent shall have received a Borrowing Request in form and substance acceptable to the Administrative Agent.

                                   ARTICLE X

                       EVENTS OF DEFAULT AND THEIR EFFECT

              SECTION 10.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

              10.1.1 Non-Payment of Loan. Default in the payment when due of any principal on the Loans.

              10.1.2 Non-Payment of Interest, Fees, etc. Default, and continuance thereof for three (3) Business Days, in the payment when due of interest on the Loans or of any other amount payable hereunder or under the Loan Documents.

              10.1.3 Non-Payment of Other Debt. (a) Default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other Debt of, or guaranteed by, the Borrower or any of its Subsidiaries if the aggregate amount of Debt of the Borrower and/or any of its Subsidiaries which is accelerated or due and payable, or which may be accelerated or otherwise become due and payable, by reason of such default or defaults is $10,000,000 or more, or (b) default in the performance or observance of any obligation or condition with respect to any such other Debt of, or guaranteed by, the Borrower and/or any of its Subsidiaries if the effect of such default or defaults is to accelerate the maturity of any such Debt of $10,000,000 or more in the aggregate or to permit the holder or holders of such Debt of $10,000,000 or more in the aggregate, or any trustee or agent for such holders, to cause such Debt to become due and payable prior to its expressed maturity.

              10.1.4 Other Material Obligations. Except for obligations covered under other provisions of this Article X, default in the payment when due, or in the performance or observance of, any material obligation of, or material condition agreed to by, the

       Borrower or any of its Subsidiaries with respect to any material purchase or Lease Obligation (except only to the extent that the existence of any such default is being contested by the Borrower in good faith and by appropriate proceedings and the Borrower has established, and is maintaining, adequate reserves therefor in accordance with GAAP) which default continues for a period of 30 days.

              10.1.5 Bankruptcy, Insolvency, etc. (a) (i) The Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; or (ii) the Borrower applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian or similar Person for the Borrower or any property of any thereof, or makes a general assignment for the benefit of creditors; or
       (iii) in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian or similar Person is appointed for the Borrower or for a substantial part of the property of any thereof, unless (A) the Borrower institutes appropriate proceedings to contest or discharge such appointment within 30 days and thereafter continuously and diligently prosecutes such proceedings and (B) such appointment is in fact discharged within 60 days of such appointment; or (iv) any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced in respect of the Borrower, unless (A) such case or proceeding is not commenced by the Borrower, (B) such case or proceeding is not consented to or acquiesced in by the Borrower, (C) the Borrower institutes appropriate proceedings to dismiss such case or proceeding within 30 days and thereafter continuously and diligently prosecutes such proceedings, and (D) such case or proceeding is in fact dismissed within 60 days after the commencement thereof; or (E) the Borrower takes any action to authorize, or in furtherance of, any of the foregoing; or (b) (i) there shall be commenced against any Insurance Subsidiary any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, supervision, conservatorship, liquidation, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, rehabilitation, conservation, supervision, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, obligations or liabilities, or (B) seeking appointment of a receiver, trustee, custodian, rehabilitator, conservator, supervisor, liquidator or other similar official for it or for all or any substantial part of its assets, in each case which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (ii) there shall be commenced against any of such Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iii) any of such Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause(b)(i) or (ii) above; or (iv) any Governmental Authority shall issue any order of conservation, supervision or any other order of like effect relating to any of such Subsidiaries.

              10.1.6 Non-compliance With Certain Provisions. Failure of the Borrower to comply with the provisions of each of Sections 8.1.1(d), 8.1.1(h), 8.2.1 through 8.2.4, 8.2.7 or 8.2.8.

              10.1.7 Non-compliance With Other Provisions. Failure by the Borrower to comply with or to perform any provision of this Agreement or the other Loan Documents (and not constituting an Event of Default under any of the other provisions of this Article X) and continuance of such failure for 30 days after notice thereof from the Administrative Agent to the Borrower.

              10.1.8 Warranties and Representations. Any warranty or representation made by or on behalf of the Borrower or any Subsidiary herein is inaccurate or incorrect or is breached or false or misleading in any material respect as of the date such warranty or representation is made; or any schedule, certificate, financial statement, report, notice, or other instrument furnished by or on behalf of Borrower or any Subsidiary to the Administrative Agent or the Lenders is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

              10.1.9 Employee Benefit Plans. A contribution failure occurs with respect to any Plan sufficient to give rise to a Lien against the Borrower or any of its Subsidiaries under section 302(f)(1) of ERISA (as in effect on the Effective Date); or withdrawal by one or more companies in the Controlled Group from one or more Multiemployer Plans to which it or they have an obligation to contribute and the withdrawal liability (without unaccrued interest) to multiemployer plans as a result of such withdrawal or withdrawals (including any outstanding withdrawal liability that the Controlled Group has incurred on the date of such withdrawal) is material.

              10.1.10  Change in Control. A Change in Control occurs.

              10.1.11 Litigation. (a) There shall be entered against the Borrower one or more judgments, awards or decrees, or orders of attachment, garnishment or any other writ, which exceed ten percent (10%) of Net Worth at any one time outstanding, excluding judgments, awards, decrees, orders or writs (i) for which there is insurance, but only to the extent there is actual insurance coverage, (ii) for which there is indemnification (upon terms and from creditworthy indemnitors which are satisfactory to Administrative Agent), but only to the extent there is actual indemnification, (iii) which have been in force for less than the applicable period for filing an appeal so long as execution is not levied thereunder (or in respect of which the Borrower or its appropriate Subsidiary shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution or appropriate appeal bond shall have been obtained pending such appeal or review), (iv) which constitute Ordinary Course Litigation, or (v) which are reserved for, to the actual extent of reserves or (b) there has been a final judgment or final judgments for the payment of money exceeding, in the aggregate, ten percent (10%) of Net Worth rendered against the Borrower or any of its Subsidiaries by a court of competent jurisdiction and such judgment(s) remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days after such judgment(s) become final and nonappealable.

              10.1.12 Change in Law. Any change is made in the Insurance Code which affects the dividend practices of any Insurance Subsidiary and which is reasonably likely to have a Material Adverse Effect on the ability of the Borrower to perform its obligations under the Agreement and such circumstances shall continue for 120 days.

              SECTION 10.2 Effect of Event of Default. If any Event of Default described in Section 10.1.5 shall occur, the Loans and the Note and all other Obligations shall become immediately due and payable, all without notice of any kind; and, in the case of any other Event of Default, the Administrative Agent may, and upon the written request of the Required Lenders shall, terminate the Commitments hereunder and declare all or any portion of the Loans and all or such portion of the Note and all other Obligations to be due and payable, whereupon the Commitment shall terminate and all or such portion of the Loans and all or such portion of the Note and all other Obligations shall become immediately due and payable, all without further notice of any kind. The Administrative Agent shall promptly advise the Borrower of any such declaration but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 10.1.1 may not be waived except by consent of all of the Lenders in writing.

                                   ARTICLE XI

                            THE ADMINISTRATIVE AGENT

              SECTION 11.1 Appointment and Authorization of Administrative Agent. Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

              SECTION 11.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

              SECTION 11.3 Liability of Administrative Agent. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or
(b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

              SECTION 11.4 Reliance by Administrative Agent.

              (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lender.

              (b) For purposes of determining compliance with the conditions specified in Section 9.11, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed the date of Closing specifying its objection thereto.

              SECTION 11.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Article X; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

              SECTION 11.6 Credit Decision; Disclosure of Information by Administrative Agent. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

              SECTION 11.7 Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the

Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the combined Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.

       SECTION 11.8 Administrative Agent in its Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Bank of America were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

       SECTION 11.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent shall mean such successor administrative agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article XI and Sections 13.4 and
13.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

       SECTION 11.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

              (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Article V and Section 13.4 allowed in such judicial proceeding; and

              (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Article V and Section 13.4.

       Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

                                  ARTICLE XII

                         ASSIGNMENTS AND PARTICIPATIONS

       SECTION 12.1 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 12.2, (ii) by way of participation in accordance with the provisions of Section 12.4, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 12.6 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

       SECTION 12.2 Assignments. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund (as defined in subsection (g) of this Section) with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned; (iii) any assignment of a Commitment must be approved by the Administrative Agent unless the Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 6.1, 6.4, 13.4 and 13.5 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

       SECTION 12.3 Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

       SECTION 12.4 Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification requiring consent of all Lenders that directly affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 6.1 and 6.4 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 3.5 as though it were a Lender, provided such Participant agrees to be subject to Section 3.5 as though it were a Lender.

       SECTION 12.5 Greater Payment. A Participant shall not be entitled to receive any greater payment under Section 6.4 or 6.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Lender not organized in the United States shall not be entitled to the benefits of Section 6.1 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 6.4 as though it were a Lender.

       SECTION 12.6 Pledge. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

       SECTION 12.7 Definitions. As used herein, the following terms have the following meanings:

       "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

              "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

              "Approved Fund" means any Fund that is administered or managed by
       (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

                                  ARTICLE XIII

                                     GENERAL

              SECTION 13.1 Waiver; Amendments. No delay on the part of the Administrative Agent or any Lender or any holder of a Note or other Obligation in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Note or any Loan Document shall in any event be effective unless the same shall be in writing and signed and delivered by the Borrower and the Required Lenders and acknowledged by the Administrative Agent and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, no amendment, modification, waiver or consent which would do any of the following shall be effective unless in writing and signed by the Borrower and each of the Lenders and acknowledged by the Administrative Agent: (a) extend the due date for, or reduce the amount of, any payment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) or any fees; (b) change the definition of Required Lenders or subject any Lender to any additional obligations including, without limitation, any increase in the Commitment Amount; (c) waive any of the conditions precedent set forth in
Article IX (other than Sections 9.1.5, 9.1.6, 9.1.7, and 9.1.8), or (d) amend this Section 13.1, Section 10.2 with regard to the waiver of an Event of Default under Section 10.1.1 or 13.9. Notwithstanding the foregoing, no provisions of
Article XI shall be amended, modified or waived without the written consent the Administrative Agent.

              SECTION 13.2 Confirmations. The Borrower and the Administrative Agent (or any holder of a Note) agree from time to time, upon written request received by it from the other, to confirm to the other in writing the aggregate unpaid principal amount of the Loan then outstanding under such Note.

              SECTION 13.3 Notices and Other Communications; Facsimile Copies.

              (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or (subject to subsection (c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                     (i) if to the Borrower or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 13.3 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

                     (ii) if to any other Lender, to the address, facsimile
              number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower and the Administrative Agent.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and
(ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided, however, that notices and other communications to the Administrative Agent pursuant to Article II shall not be effective until actually received by such Person. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

              (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on the Borrower, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

              (c) Limited Use of Electronic Mail. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information as provided in Section 8.1, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

              (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Borrowing Requests and Continuation/Conversion Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

              SECTION 13.4 Attorney Costs, Expenses and Taxes. The Borrower agrees to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any bankruptcy or insolvency laws), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. All amounts due under this Section 13.4 shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the termination of the aggregate Commitments and repayment of all other Obligations.

              SECTION 13.5 Indemnification by the Borrower. Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment or Loan or the use or proposed use of the proceeds therefrom or (c) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee have any liability for any indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). All amounts due under this
Section 13.5 shall be payable within ten

Business Days after demand therefor. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

              SECTION 13.6 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Loan, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

              SECTION 13.7 GOVERNING LAW. THIS AGREEMENT, THE LOAN DOCUMENTS AND THE NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. WHENEVER POSSIBLE EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT. ALL OBLIGATIONS OF THE BORROWER AND RIGHTS OF ANY LENDER EXPRESSED HEREIN OR IN THE LOAN DOCUMENTS SHALL BE IN ADDITION TO AND NOT IN LIMITATION OF THOSE PROVIDED BY APPLICABLE LAW OR IN ANY OTHER WRITTEN INSTRUMENT OR AGREEMENT RELATING TO ANY OF THE OBLIGATIONS.

              SECTION 13.8 JURY TRIAL. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

              SECTION 13.9 Successors and Assigns. This Agreement shall be binding upon Borrower, the Administrative Agent, the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided, however, that the Borrower shall have no right to assign its rights or delegate its duties under this Agreement. This Agreement and the Loan Documents contain the entire agreement of the parties hereto with respect to the matters covered hereby.

              Delivered at Chicago, Illinois, as of the day and year first above written.

                                 HORACE MANN EDUCATORS CORPORATION


                                 By:    /s/ Peter H. Heckman
                                 Title: Executive V.P. & Chief Financial Officer


                                 By:    /s/ Ann Caparros
                                 Title: Corporate Secretary & General Counsel

                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent and Lender


                                        By: /s/ Debra Basler
                                        Title: Vice President

                                  SCHEDULE 2.1

                                   COMMITMENTS

              Lender                                        Commitment

     Bank of America, N.A.                                  $25,000,000

                                                                    SCHEDULE 7.1

* - Notes state of domicile
                                                                       A.12/K.2.
(TIC redomesticated from Delaware to Illinois 12-23-88. HMIC redomesticated from Florida to Illinois 12-23-88.)

               CERTIFICATES OF AUTHORITY BY STATE AND DATE ISSUED

-----------------------------------------------------------------------------------------------------------------------------------
        STATE             HMIC          TIC         HMP&CIC        HMLIC         ALIC          HMEBCC         HMSC        ELICA
===================================================================================================================================
Alabama                 12-19-66      04-18-73      Pending      12-15-58                     06-28-85         X
-----------------------------------------------------------------------------------------------------------------------------------
Alaska                  01-31-64      03-26-73     12-22-87      02-02-62                     03-09-01         X
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                 05-27-59      11-12-74     06-09-80      07-15-59      08-21-57       10-28-86         X        03-18-64*
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas                01-31-64      10-06-77     11-19-75      05-06-50                     09-13-88         X
-----------------------------------------------------------------------------------------------------------------------------------
California              01-31-64                   03-25-65*     08-18-67                     12-22-00         X
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                06-05-64      09-05-73     11-13-81      11-02-56      12-31-84       12-04-87         X
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut             06-28-74      11-18-99     11-18-99      11-20-78                     11-25-86         X
-----------------------------------------------------------------------------------------------------------------------------------
Delaware                06-02-59      03-02-71     09-25-98      12-08-55                     09-18-86         X
-----------------------------------------------------------------------------------------------------------------------------------
Dist. of Col.           08-20-59      01-30-73     05-01-97      12-03-65                     pending          X
-----------------------------------------------------------------------------------------------------------------------------------
Florida                 12-23-63      08-19-76                   07-16-62      08-15-66       11-07-85         X
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                 01-31-64      02-09-78      Pending      04-05-61                     03-30-83         X
-----------------------------------------------------------------------------------------------------------------------------------
Hawaii                                                           08-25-87      02-01-85
-----------------------------------------------------------------------------------------------------------------------------------
Idaho                   12-16-68      04-16-73     05-26-88      05-09-60                     12-07-87         X
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                01-31-64*     03-09-77*    04-25-75      08-09-49*     12-31-84*      10-19-79*     08-13-73*
-----------------------------------------------------------------------------------------------------------------------------------
Indiana                 05-01-68      12-01-77     01-15-98      05-01-57                     12-19-00         X
-----------------------------------------------------------------------------------------------------------------------------------
Iowa                    12-29-64      05-04-73     11-26-74      08-01-52                     05-15-85         X
-----------------------------------------------------------------------------------------------------------------------------------
Kansas                  01-31-64      09-13-96     12/21/99      11-12-61                     12-29-87         X
-----------------------------------------------------------------------------------------------------------------------------------
Kentucky                01-31-64      08-02-64     11-01-99      02-21-69                     12-20-00         X
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana               12-23-58      11-14-73     09-30-99      05-16-61                     09-03-85         X
-----------------------------------------------------------------------------------------------------------------------------------
Maine                   06-01-70      05-04-88     12-30-98      09-02-60                     12-16-85         X
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                01-10-68      10-29-91     03-31-98      06-26-56                     12-16-85         X
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
  STATE             HMIC         TIC       HMP&CIC       HMLIC      ALIC         HMEBCC        HMSC       ELICA
=================================================================================================================
Massachusetts     10-25-68     02-12-81                 09-09-68                 pending         X
-----------------------------------------------------------------------------------------------------------------
Michigan          03-19-59     12-14-77    02-23-99     10-27-59                 12-21-00        X
-----------------------------------------------------------------------------------------------------------------
Minnesota         02-11-64     06-01-74    08-19-98     10-08-56                 12-16-85        X
-----------------------------------------------------------------------------------------------------------------
Mississippi       06-01-58     07-19-74    06-01-97      10- -61                 07-26-85        X
-----------------------------------------------------------------------------------------------------------------
Missouri          03-01-64     07-19-88    11-25-74     06-27-60                 12-16-86        X
-----------------------------------------------------------------------------------------------------------------
Montana           01-31-64     06-01-73    02-26-88     01-02-54                 12-16-87        X
-----------------------------------------------------------------------------------------------------------------
Nebraska          08-30-60     12-15-76    06-24-97     10-29-59   09-28-61      09-18-86        X
-----------------------------------------------------------------------------------------------------------------
Nevada            02-12-68     06-14-99    06-17-99     05-10-60   02-04-83      02-25-87        X
-----------------------------------------------------------------------------------------------------------------
New Hampshire     04-09-69     11-15-76    03-19-01     07-13-61                 12-15-86        X
-----------------------------------------------------------------------------------------------------------------
New Jersey        Cancelled                                                      12-22-00        X
                  05-30-96
-----------------------------------------------------------------------------------------------------------------
New Mexico        03-01-64     08-15-73     Pending     05-21-56                 02-03-87        X
-----------------------------------------------------------------------------------------------------------------
New York          01-31-64     Pending     03-27-00                              pending         X
-----------------------------------------------------------------------------------------------------------------
North Carolina    10-18-68     07-01-74    03-05-98     07-10-59                 04-21-83        X
-----------------------------------------------------------------------------------------------------------------
North Dakota      05-08-62     03-22-73    06-21-88     05-29-62                 09-23-86        X
-----------------------------------------------------------------------------------------------------------------
Ohio              02-07-64     12-03-84    12-31-96     12-02-59   10-09-84      12-28-00        X
-----------------------------------------------------------------------------------------------------------------
Oklahoma          03-01-68     11-25-74    11-07-74     12-07-60   08-02-66      12-07-87        X
-----------------------------------------------------------------------------------------------------------------
Oregon            07-15-70     09-01-73    11-15-74     11-01-53   06-05-57      12-08-87        X
-----------------------------------------------------------------------------------------------------------------
Pennsylvania      12-29-63     04-16-81    12-20-99     09-01-49                 01-09-01        X
-----------------------------------------------------------------------------------------------------------------
Rhode Island      01-23-70     12-13-73    01-12-98     09-05-61                 11-24-86    09-10-73
-----------------------------------------------------------------------------------------------------------------
South Carolina    10-02-58     02-08-74    05-04-82     08-14-61                 09-06-83        X
-----------------------------------------------------------------------------------------------------------------
South Dakota      05-01-62     01-22-74    09-14-88     08-03-53                 10-23-86        X
-----------------------------------------------------------------------------------------------------------------
Tennessee         01-31-64     09-07-77    11-19-97     03-28-56                 01-14-83        X
-----------------------------------------------------------------------------------------------------------------
Texas             01-31-64     12-29-78    05-29-75     07-14-60   06-26-68      08-02-85     09-10-73
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
  STATE            HMIC       TIC      HMP&CIC       HMLIC       ALIC       HMEBCC     HMSC    ELICA
======================================================================================================
Utah             03-01-64   06-14-73   04-05-88     11-22-55                12-20-00     X
------------------------------------------------------------------------------------------------------
Vermont          10-01-68   08-25-99   08-25-97     04-18-56                12-19-00     X
------------------------------------------------------------------------------------------------------
Virginia         02-03-64   03-19-91   03-30-99     04-18-56                06-21-83     X
------------------------------------------------------------------------------------------------------
Washington       02-10-64   12-28-73   12-31-98     11-13-58   09-20-57     12-24-87     X
------------------------------------------------------------------------------------------------------
West Virginia    01-23-64   10-23-89   03-29-99     12-28-60                08-08-85     X
------------------------------------------------------------------------------------------------------
Wisconsin        01-31-64   09-14-73   06-27-74     11-22-68                08-01-85     X
------------------------------------------------------------------------------------------------------
Wyoming          12-24-58   07-23-87   01-18-88     03-24-53                12-10-87     X
------------------------------------------------------------------------------------------------------
Puerto Rico      08-15-00
------------------------------------------------------------------------------------------------------

HMIC:      Horace Mann Insurance Company
TIC:       Teachers Insurance Company
HMP&CIC:   Horace Mann Property & Casualty Insurance Company
HMLIC:     Horace Mann Life Insurance Company
ALIC:      Allegiance Life Insurance Company
HMEBCC:    Horace Mann Educator Benefits Consulting Corporation
HMSC:      Horace Mann Service Corporation
ELICA:     Educators Life Insurance Company of America

                                SCHEDULE 7.2 (a)

                                 SAP EXCEPTIONS

None

                                SCHEDULE 7.2 (e)

                          ADVERSE CHANGES AND DIVIDENDS

None

                                  SCHEDULE 7.4

                                   LITIGATION

None

                                  SCHEDULE 7.10

                                  SUBSIDIARIES

AIC Acquisition Corporation

Allegiance Life Insurance Company

Association & Consumer Marketing Services Corp.

Educators Life Insurance Company of America

Horace Mann Balanced Fund, Inc.

Horace Mann Equity Fund, Inc.

Horace Mann Investment Fund, Inc.

Horace Mann Short-Term Fund, Inc.

Horace Mann Insurance Company

Horace Mann Investors, Inc.

Horace Mann Life Insurance Company

Horace Mann Property & Casualty Insurance Company

Horace Mann Service Corporation

Senior Marketing Insurance Service Corporation

Teachers Insurance Company

Well-Care, Inc.

                                                                   SCHEDULE 7.11

                           INSURANCE COMPANY LICENSES

Property & Casualty
                             State                  Lines Authorized
Subsidiary

Horace Mann Insurance    Alabama         Property; Miscellaneous Casualty,
Company                                  excluding Official Surety Bonds.

                         Alaska          Property (as 21.12.060); Casualty (as
                                         21.12.070) All Clauses (1-14); Surety
                                         (as 21.12.080); Marine, Wet Marine &
                                         Transportation (as 21.12.090).
                         Arizona         Casualty without Worker's Compensation;
                                         Marine and Transportation; Property;
                                         Vehicle.
                         Arkansas        Property; Marine; Casualty; Workmen's
                                         Compensation
                         California      Fire; Marine; Plate Glass; Liability;
                                         Boiler and Machinery; Burglary;
                                         Sprinkler; Automobile; and
                                         Miscellaneous.
                         Colorado        (21) Plate Glass; (22) Steam Boiler,
                                         Machinery; (23) Burglary and Theft;
                                         (24) Fidelity and Surety; (25) Motor
                                         Vehicle-Full Coverage; (26) Worker's
                                         Compensation; (27) Liability; (28)
                                         Personal Property Floaters; (41) Fire &
                                         Lighting; (42) Extended Coverage; (44)
                                         Earthquake; (46) Aircraft; (47) Inland
                                         Marine; (48) Ocean Marine; (54)
                                         Homeowners Multiple Peril; (55)
                                         Commercial Multiple Peril; (56) Farm
                                         Owners Multiple Peril.
                         Connecticut     Fire, Extended Coverage and Other
                                         Allied Lines; Homeowners Multiple
                                         Peril; Inland Marine; Auto Liability
                                         (B.I. and P.D.); Auto Physical Damage;
                                         Reinsurance.
                         Delaware        Property; Marine & Transportation;
                                         Casualty, including: Vehicle,
                                         Liability, Burglary & Theft, Personal
                                         Property Floater, Glass, Boiler &
                                         Machinery, Leakage & Fire

                                         Extinguisher Equipment, Elevator,
                                         Livestock, and Miscellaneous.
                         District of     (1) Fire; (16) Worker's Compensation;
                         Columbia        (17) Other Liability; (19.2) Other
                                         Private Passenger Auto; (19.4) Other
                                         Commercial Auto Liability; (2.1) Allied
                                         Lines; (21.1) Private Passenger Auto
                                         Physical Damage; (21.2) Commercial Auto
                                         Physical Damage; (22) Aircraft (all
                                         perils); (23) Fidelity; (24) Surety;
                                         (25) Glass; (26) Burglary and Theft;
                                         (27) Boiler and Machinery; (3)
                                         Farmowners Multiple Peril; (4)
                                         Homeowners Multiple Peril; (5.1)
                                         Commercial Multiple Peril; (8) Ocean
                                         Marine; (9) Inland Marine; (PC)
                                         Property and Casualty.
                         Florida         010 Fire; 020 Allied Lines; 040
                                         Homeowners Multi Peril; 050 Commercial
                                         Multi Peril; 080 Ocean Marine; 090
                                         Inland Marine; 170 Other Liability; 192
                                         Auto Casualty; 211 Ppa Physical Damage;
                                         220 Aircraft; 230 Fidelity; 240 Surety;
                                         450 Accident and Health; 540 Mobile
                                         Home Multi Peril.
                         Georgia         Property; Marine and Transportation;
                                         Casualty (excluding Worker's
                                         Compensation).
                         Idaho           Property; Marine & Transportation;
                                         Casualty - excluding Workers'
                                         Compensation; Surety.
                         Illinois        Casualty, Fidelity, Surety, as provided
                                         in Clauses (a), (b), (c), (d), (e),
                                         (f), (g), (h), (i), (j) of Class 2 and
                                         Fire and Marine as provided in Clauses
                                         (a), (b), (c), (d), (e), (f), (g), (h)
                                         of Class 3 in accordance with 215 ILCS
                                         5/4.
                         Indiana         Multi Line Property and Casualty as
                                         provided in Class II (a) (b) (c) (e)
                                         (f) (g) (h) (i) (j) (l) and Class III
                                         (a) (b) (c) (d) in accordance with IC
                                         27-1-5-1.
                         Iowa            Fire; Extended coverage; Other allied
                                         lines; Homeowners multiple peril

                                         (Inc. B.I.); Commercial multiple peril;
                                         Earthquake; Growing crops; Ocean
                                         marine; Inland marine; Accident only
                                         (Individual); Accident and health
                                         (Individual); Hospital and Medical
                                         Expense (Individual); Group Accident
                                         and Health; Non-cancellable Accident
                                         and Health; Workers' Compensation;
                                         Liability other than Auto (B.I.);
                                         Liability other than Auto (P.D.); Auto
                                         Liability (B.I.); Auto Liability
                                         (P.D.); Auto Physical Damage; Aircraft
                                         Physical Damage; Fidelity; Surety;
                                         Glass; Burglary and Theft; Boiler and
                                         Machinery.
                          Kansas         Fire; Windstorm & Hail; Extended
                                         Coverage; Sprinkler Leakage; Business
                                         Interruption; Inland Marine; Automobile
                                         Physical Damage; Homeowners Policies;
                                         Accident & Health; Automobile
                                         Liability; General Liability; Glass;
                                         Burglary; Theft & Robbery; Malpractice
                                         Liability; Aircraft Liability.
                          Kentucky       Multiple Line - Property, Casualty,
                                         Marine and Transportation.
                          Louisiana      Vehicle; Liability; Workmen's
                                         Compensation; Burglary and Forgery;
                                         Glass; Fire and Extended Coverage;
                                         Steam Boiler and Sprinkler Leakage;
                                         Marine and Transportation (Inland
                                         Marine); Miscellaneous.
                          Maine          Fire; Allied Lines; Homeowners Multiple
                                         Peril; Inland Marine; Earthquake; Other
                                         Liability; Auto Liability; Auto
                                         Physical Damage.
                          Maryland       Workers' Compensation - Sections 1-
                                         101(k), 19-101, 19-402; Casualty (not
                                         including Vehicle Liability, Mortgage
                                         Guaranty & Workers' Compensation) -
                                         Section 1-101(k); Health - Section
                                         1-101(q); Property and Marine
                                         (excluding Wet Marine and
                                         Transportation) - Section 1-101(ee);
                                         Surety - Section 1-101(mm); Vehicle
                                         Liability - Sections 1-101 (k), 19-101,

                                         19-502, 19-503, 19-504.
                          Massachusetts  Fire; Burglary; Robbery and Theft;
                                         Repair - Replacement; Inland Marine
                                         Only; Liability other than Auto; Auto
                                         Liability; Glass;; Water Damage and
                                         Sprinkler Leakage.
                          Michigan       Disability; Property; Ocean Marine;
                                         Inland Marine; Automobile Insurance -
                                         limited; Casualty: Steam Boiler,
                                         Flywheel & Machinery; Casualty:
                                         Automobile; Casualty: Workers'
                                         Compensation; Casualty: Liability;
                                         Casualty: Plate Glass; Casualty:
                                         Sprinkler and Water Damage; Casualty:
                                         Burglary and Theft; Casualty:
                                         Livestock; Casualty: Malpractice;
                                         Disability coverage supplemental to
                                         Auto Insurance; Surety & Fidelity in
                                         accordance with Sections 606, 610, 614,
                                         616, 620, 624, 625 and 628 of Chapter 6
                                         of P.A. 218.
                          Minnesota      Property, Liability, Accident and
                                         Health, Surety and Casualty as
                                         specified in Minnesota Statutes,
                                         Section 60A.06, Subdivision 1, Clauses
                                         1, 2A, 2B, 3, 5A, 5B, 6, 8, 9A, 9B, 9C,
                                         9D, 12, 13, 14.
                          Mississippi    (01) Fire and Allied Lines; (03)
                                         Casualty/Liability; (04) Fidelity; (05)
                                         Surety; (06) Workers' Compensation;
                                         (07) Boiler and Machinery;; (08) Plate
                                         Glass; (13) Inland Marine; (14) Ocean
                                         Marine; (26) Auto Phy Damage/Liability;
                                         (30 Home/Form Owners.
                          Missouri       (B1) Property; (B2) Liability; (B3)
                                         Fidelity and Surety; (B5)
                                         Miscellaneous.
                          Montana        Property; Casualty; Marine.
                          Nebraska       05 Property Insurance; 07 Glass
                                         Insurance; 08 Burglary and Theft
                                         Insurance; 09 Boiler and Machinery
                                         Insurance; 10 Liability Insurance; 11
                                         Worker's Comp & Employer's Liability;
                                         12 Vehicle Insurance; 13

                                          Fidelity Insurance; 14 Surety
                                          Insurance; and18 Marine Insurance as
                                          described in Section 44-201 of the
                                          Statutes of Nebraska.
                          Nevada          Property; Casualty; Surety.
                          New Hampshire   Property & Casualty lines in
                                          accordance with paragraphs I, II, V,
                                          VI of State Statutes.
                          New Mexico      General Casualty and/or Surety;
                                          Property and/or Marine &
                                          Transportation; and Vehicle Insurance.
                          New York        Accident and health, fire,
                                          miscellaneous property, water damage,
                                          burglary and theft, glass boiler and
                                          machinery, collision, personal injury
                                          liability, property damage liability,
                                          workers' compensation and employers'
                                          liability, fidelity and surety, motor
                                          vehicle and aircraft physical damage,
                                          and marine and inland marine (inland
                                          only) insurance, as specified in
                                          paragraph(s) 3, 4, 5, 6, 7, 8, 9, 12,
                                          13, 14, 15, 16, 19, and 20 of Section
                                          1113(a) of the New York Insurance Law
                                          to the extent permitted by certified
                                          copy of the Company's charter document
                                          on file with the Department.
                          North Carolina  (04) Fire; (05a) Extended Coverage;
                                          (06a) Commercial Water Damage; (07)
                                          Burglary and Theft; (08) Glass; (09)
                                          Boiler and Machinery; (10) Elevator;
                                          (11) Animal; (12a) Automobile
                                          Collision; (12b) Other Collision;
                                          (13a) Personal Injury Liability -
                                          Automobile; (13b) Personal Injury
                                          Liability - Other; (14a) Property
                                          Damage Liability - Automobile; (14b)
                                          Property Damage Liability - Other;
                                          (15) Workmen's Compensation &
                                          Employer's Liability; (16) Fidelity
                                          and Surety; (19a) Motor Vehicle and
                                          Aircraft - Property Damage; (19b)
                                          Motor

                                          Vehicle and Aircraft - Fire; (19c)
                                          Motor Vehicle and Aircraft - Theft;
                                          (19d) Motor Vehicle and Aircraft -
                                          Comprehensive; (19e) Motor Vehicle and
                                          Aircraft - Collision; (20a) Inland
                                          Marine; and (21) Marine Protection and
                                          Indemnity, as defined in N.C.G.S.
                                          58-7-15.
                          North Dakota    Accident and Health; Casualty;
                                          Property.
                          Ohio            Allied Lines; Earthquake; Fire; Inland
                                          Marine; Multiple Peril - Commercial;
                                          Multiple Peril - Homeowners; Other
                                          Liability; Private Passenger Auto -
                                          Liab.; Private Passenger Auto - Other;
                                          Private Passenger - Phys Damage
                          Oklahoma        Property; Casualty; Marine; Vehicle.
                          Oregon          Property; Casualty (excluding Workers'
                                          Compensation); Marine and
                                          Transportation.
                          Pennsylvania    Auto Liability; Burglary and Theft;
                                          Fidelity and Surety; Inland Marine and
                                          Physical Damage; Other Liability;
                                          Worker's Compensation; Boiler and
                                          Machinery; Elevator; Glass; Ocean
                                          Marine; Property and Allied Lines.
                          Puerto Rico     Casualty insurance.
                          Rhode Island    Fire and Allied Lines; Homeowners; SMP
                                          Programs as approved; Inland Marine;
                                          Automobile Physical Damage including
                                          Collision; Automobile Bodily Injury
                                          and Property Damage; Aircraft; Plate
                                          Glass; Burglary; General Liability;
                                          Fidelity and Surety; Workmen's
                                          Compensation and Employer's Liability;
                                          Accident and Sickness.
                          South Carolina  22 - Property; 23 - Casualty; 25 -
                                          Marine.
                          South Dakota    Fire & Allied Lines; Inland & Ocean
                                          Marine; Bodily Injury (No Auto);
                                          Property Damage (No Auto); Bodily
                                          Injury (Auto); Property Damage (Auto);
                                          Physical Damage (Auto);

                                          Glass; Burglary & Theft.
                          Tennessee       Property; Casualty; Vehicle; Surety
                          Texas           Fire; Allied Coverages; Hail-growing
                                          crops only; Rain; Inland Marine; Ocean
                                          Marine; Aircraft--Liability & Physical
                                          Damage; Employers' Liability;
                                          Automobile--Liability & Physical
                                          Damage; Liability other than
                                          Automobile; Fidelity & Surely; Glass;
                                          Burglary & Theft; Boiler & Machinery;
                                          Livestock.
                          Utah            Disability; Property; Surety;
                                          Liability (incl. veh., excl. dis.);
                                          Marine and Transport; Workers'
                                          Compensation; Vehicle Liability;
                                          Professional Liability (incl med mal).
                          Vermont         The insurance business authorized by
                                          the Company's Charter in accordance
                                          with the laws of the State of Vermont
                                          (see Illinois).
                          Virginia        Fire; Miscellaneous Property; Farm
                                          Multiple Peril; Homeowners Multiple
                                          Peril; Ocean Marine; Inland Marine;
                                          Liability other than Auto; Automobile
                                          Liability; Automobile Physical Damage;
                                          Aircraft Liability; Air Physical
                                          Damage; Glass; Burglary and Theft;
                                          Boiler and Machinery; Water Damage.
                          Washington      Property; Marine and Transportation;
                                          General Casualty; Surety.
                          West Virginia   Business of Insurance as defined in
                                          Chapter 33, Article 1, Section 10(c)
                                          Fire; Article 1, Section 10(d) Marine;
                                          Article 1, Section 10(e) Casualty; and
                                          Article 1, Section 10(f)(1)(2)&(3)
                                          Surety.
                          Wisconsin       (1) Fire; (2) Marine; (4) Disability;
                                          (5) Liability; (6) Steam Boiler; (7)
                                          Fidelity; (10) Burglary, (11) Plate
                                          Glass; (12) Sprinkler Leakage; (13)
                                          Elevator; (14) Livestock; (15)
                                          Automobile; (17) Other Casualty; (18)
                                          Medical Payments Insurance.
                          Wyoming         Multiple Lines.

Horace Mann Property &    Alaska          Property (AS 21.12.060); Casualty (AS
Casualty Insurance                        21.12.070) All Clauses (except 3 and
Company                                   6-13); Company Marine, Wet Marine and
                                          Transportation (AS 21.12.090).
                          Arizona         Property; Vehicle; Casualty (excluding
                                          Workers' Compensation; Boiler and
                                          Machinery; Leakage and Fire
                                          Extinguishing Equipment; Credit,
                                          Malpractice and Miscellaneous Casualty
                                          Insurances).
                          Arkansas        Casualty (a)
                          California      Fire; Marine; Plate Glass; Liability;
                                          Burglary; Automobile; Aircraft and
                                          Miscellaneous
                          Colorado        Multiple Line - Credit (Casualty,
                                          Accident & Health); General Property;
                                          General Casualty' Motor Vehicle
                                          (Property).
                          Connecticut     Fire, Extended Coverage and Other
                                          Allied Lines; Homeowners Multiple
                                          Peril; Inland Marine; Liability other
                                          than Auto (B.I. and P.D.); Auto
                                          Liability (B.I. and P.D.); Auto
                                          Physical Damage.
                          Delaware        Property; Marine & Transportation;
                                          Casualty, including: Vehicle,
                                          Liability, Personal Property Floater
                                          and Miscellaneous.
                          District of     (1) Fire; (12) Earthquake; (19.2)
                          Columbia        Other Private Passenger Auto; (21.1)
                                          Private Passenger Auto Physical
                                          Damage; (4) Homeowners Multiple Peril;
                                          (9) InlandMarine; (PC) Property and
                                          Casualty.
                          Idaho           Casualty, Excluding Workers
                                          Compensation; Property.
                          Illinois        Casualty, Fidelity, Surety, as
                                          provided in Clauses (b), (c), (i) of
                                          Class 2 of the Insurance Code.
                          Indiana         Multi Line Property and Casualty as
                                          provided in Class II (f), (h), (l) and
                                          Class III (a) and (d) of the Indiana
                                          Insurance Code.
                          Iowa            Auto liability (B.I.); Auto liability

                                          (P.D.); Auto physical damage.
                          Kansas          Fire; Windstorm & Hail; Extended
                                          Coverage; Earthquake; Inland Marine;
                                          Automobile Physical Damage; Homeowners
                                          Policies; Automobile Liability,
                                          General Liability.
                          Kentucky        Property; Marine and Transportation;
                                          and Casualty (vehicle, liability,
                                          burglary and theft, and personal
                                          property floater) Insurance.
                          Louisiana       Vehicle; Liability; Burglary &
                                          Forgery; Glass; Fire & Extended
                                          Coverage; Steam Boiler & Sprinkler
                                          Leakage; Marine & Transportation
                                          (inland marine); and Miscellaneous.
                          Maine           Fire; Allied Lines; Homeowners
                                          Multiple Peril; Inland Marine;
                                          Earthquake; Auto Liability; Auto
                                          Physical Damage.
                          Maryland        (P) Property and Marine (excluding Wet
                                          Marine and Transportation) - Section 1
                                          - 101 (ee); (C) Casualty (not
                                          including Vehicle Liability, Mortgage
                                          Guaranty & Worker's Compensation-
                                          Section 1-101 (k); and (V) Vehicle
                                          Liability - Sections 1-101(k); 19-101,
                                          19-502, 19-503, 19-504.
                          Michigan        Property; Inland Marine; Automobile
                                          Insurance - limited; Casualty:
                                          Workers' Compensation; Casualty:
                                          Liability; Casualty: Automobile;
                                          Disability coverage supplemental to
                                          Auto Insurance.
                          Minnesota       Property, Liability, Accident and
                                          Health, Surety, and Casualty as
                                          specified in Minnesota Statutes,
                                          Section 60A.06, Subdivision 1,
                                          Clause(s) 1, 2A, 2B, 3, 5A, 5B, 6, 8,
                                          9A, 9B, 9C, 9D, 12, 13, 14.
                          Mississippi     Fire and Allied Lines;
                                          Casualty/Liability; Auto Physical
                                          Damage/Liability; Home/Farm Owners.
                          Missouri        Liability; Miscellaneous; Property.
                          Montana         Property; Casualty; Marine.
                          Nebraska        Property; Liability; Vehicle; Marine;

                                          Miscellaneous.
                          Nevada          Property and Casualty.
                          New Hampshire   Property & Casualty in accordance with
                                          paragraphs I, II, V, VI of the State
                                          Statutes.
                          New York        Fire; Miscellaneous Property; Water
                                          Damage; Burglary and Theft; Glass;
                                          Boiler and Machinery; Collision;
                                          Personal Injury Liability; Property
                                          Damage Liability; Workers'
                                          Compensation and Employers' Liability;
                                          Credit; Motor Vehicle and Aircraft
                                          Physical Damage; Marine and Inland
                                          Marine; Marine Protection and
                                          Indemnity Insurance; as specified in
                                          paragraphs 4, 5, 6, 7, 8, 9, 12, 13,
                                          14, 15, 17, 19, 20, and 21 of Section
                                          1113(a) of the New York Insurance Law
                                          . and also such workers' compensation
                                          insurance as may be incident to
                                          coverages contemplated under
                                          paragraphs 20 and 21 of Section
                                          1113(a), including insurances
                                          described in the Longshoremen's and
                                          Harbor Workers' Compensation Act
                                          (Public Law No. 803, 69 Cong. As
                                          amended; 33 USC Section 901 et. Seq.
                                          as amended) to the extent permitted by
                                          certified copy of its charter
                                          documents on file in this Department.
                          North Carolina
                                          Fire

                                          Fire; Miscellaneous Property, Extended
                                          Coverage; Water Damage (including
                                          Sprinkler Leakage) Residential;
                                          Burglary and Theft; Glass; Collision,
                                          Automobile and other; Marine, Inland.

                                          Casualty

                                          Personal Injury Liability, Automobile
                                          and Other; Property Damage Liability,
                                          Automobile and Other; Motor Vehicle
                                          and Aircraft, Property Damage, Fire,
                                          Theft, Comprehensive,

                                          Collision; Marine Protection and
                                          Indemnity.
                          North Dakota    Casualty; Property as defined in Title
                                          26.1 of the insurance Laws of ND.
                          Ohio            Allied Lines; Earthquake; Fire; Inland
                                          Marine; Multiple Peril - Homeowners;
                                          Other liability; Private Passenger
                                          Auto-Liability; Private Passenger Auto
                                          - Other; Private Passenger - Physical
                                          Damage.
                          Oklahoma        Property & Casualty
                          Oregon          Casualty (excluding Workers'
                                          Compensation.
                          Pennsylvania    Auto Liability; Inland Marine and
                                          Physical Damage; Property and Allied
                                          Lines; Burglary and Theft; Other
                                          Liability
                          Rhode Island    Fire; Allied Lines; Homeowners
                                          Multiple Peril; Inland Marine;
                                          Earthquake, Other Liability; Full
                                          Coverage Automobile.
                          South Carolina  Property; Casualty.
                          South Dakota    Fire & Allied Lines; Inland & Ocean
                                          Marine; Bodily Injury (No Auto);
                                          Property Damage (No Auto); Bodily
                                          Injury (Auto); Property Damage (Auto);
                                          Physical Damage (Auto).
                          Tennessee       Property; Casualty; Vehicle.
                          Texas           Fire; Allied Coverages; Inland Marine;
                                          Automobile--Liability & Physical
                                          Damage; Liability other than
                                          Automobile; Glass and Burglary &
                                          Theft.
                          Utah            Property; Liability; Marine &
                                          Transport.
                          Vermont         Insurance business authorized by the
                                          Company's Charter in accordance with
                                          the Laws of the State of Vermont. (See
                                          Illinois)
                          Virginia        Fire; Miscellaneous Property;
                                          Homeowners Multiple Peril; Inland
                                          Marine; Liability other than Auto;
                                          Automobile Liability; Automobile
                                          Physical Damage; Glass; Burglary and
                                          Theft.
                          Washington      Property; Marine & Transportation;

                                          Vehicle; General Casualty.
                          West Virginia   Business of Insurance as defined in
                                          Chapter 33
                                          Article 1, Section 10(c) Fire
                                          Article 1, Section 10(d) Marine
                                          Article 1, Section 10(e) Casualty
                                          Article 1, Section 10(f) (1), (2), &
                                          (3) Surety.
                          Wisconsin       Disability Insurance; Liability and
                                          Incidental Medical Expense Insurance;
                                          Automobile and Aircraft Insurance.
                          Wyoming         Multiple Lines

                          Alabama         Property; Miscellaneous Casualty
                                          (excluding Official Surety Bonds).
Teachers Insurance
Company                   Alaska          Disability (as  21.12.050); Property
                                          (as 21.12.060); Casualty (as
                                          21.12.070) all clauses (1-14); Surety
                                          (as 21.12.080); and Marine, Wet Marine
                                          & Transportation (as 21.12.090).
                          Arizona         Disability; Property; Casualty
                                          (excluding Workers' Compensation);
                                          Vehicle; Marine and Transportation.
                          Arkansas        Disability; Property; Casualty
                                          (excluding workmen's compensation);
                                          and, Marine.
                          Colorado        Accident and Health; Livestock; Plate
                                          Glass; Steam Boiler, Machinery;
                                          Burglary and Theft; Fidelity and
                                          Surety; Motor Vehicle-Full Coverage;
                                          Workmen's Compensation; Liability;
                                          Personal Property Floaters; Mortgage;
                                          Credit; Credit - A&H Franchise A&H;
                                          Fire & Lighting; Extended Coverage;
                                          Hail on Growing Crops; Earthquake;
                                          Motor Vehicle-Full Coverage; Aircraft;
                                          Inland Marine; Ocean Marine.
                          Connecticut     Fire, Extended Coverage, and Other
                                          Allied Lines; Homeowners Multiple
                                          Peril: Inland Marine; Liability other
                                          than Auto (B.I. and P.D.); Auto

                                               Liability (B.I. and P.D.); and,
                                               Auto Physical Damage.
                               Delaware        Health; Credit Health; Property;
                                               Surety; Marine & Transportation;
                                               Casualty, including: Vehicle,
                                               Liability, Burglary & Theft,
                                               Personal Property Floater, Glass,
                                               Boiler & Machinery, Credit,
                                               Workmen's Compensation &
                                               Employers' Liability, Leakage &
                                               Fire Extinguisher Equipment,
                                               Malpractice, Elevator, Congenital
                                               Defects, Livestock,
                                               Entertainments and Miscellaneous.
                               District of     Fire; Earthquake; Group Accident
                               Columbia        and Health; Non-Renewable for
                                               Stated Reason; Other Liability;
                                               Other Private Passenger Auto;
                                               Allied Lines; Private Passenger
                                               Auto Physical Damage; Commercial
                                               Auto Physical Damage; Aircraft
                                               (all perils); Fidelity; Surety;
                                               Glass; Burglary and Theft; Boiler
                                               and Machinery; Credit; Farmowners
                                               Multiple Peril; Homeowners
                                               Multiple Peril; Commercial
                                               Multiple Peril; Ocean Marine;
                                               Inland Marine; and, Property and
                                               Casualty.
                               Florida         Fire; Allied Lines; Homeowners
                                               Multi Peril; Commercial Multi
                                               Peril; Inland Marine; Other
                                               Liability; Auto Casualty; Ppa
                                               Physical Damage; Boiler and
                                               Machinery; Mobile Home Multi
                                               Peril.
                               Georgia         Property; Marine and
                                               Transportation; Casualty
                                               (excluding Workers'
                                               Compensation).
                               Idaho           Disability; Property; Marine &
                                               Transportation; Casualty
                                               (excluding Workers'
                                               Compensation); Surety
                               Illinois        Casualty, Fidelity, Surety, as
                                               provided in clauses (a), (b),
                                               (c), (d), (e), (f), (g), (h),
                                               (i), (j) of Class 2 and Fire and
                                               Marine as provided in clauses
                                               (a), (b), (c), (d), (e), (f),
                                               (g), (h) of Class 3, in
                                               accordance with 215

                                               ILCS 5/4.
                               Indiana         Multi-Line Property and Casualty
                                               as provided in Class II (a), (b),
                                               (c), (d), (e), (f), (h), (l) and
                                               Class III (a), (b), (c), (d) in
                                               accordance with IC 27-1-5-1.
                               Iowa            Fire; Extended Coverage; Other
                                               allied lines; Homeowners Multiple
                                               Peril (Inc. B.I.); Commercial
                                               Multiple Peril; Earthquake;
                                               Growing Crops; Ocean Marine;
                                               Inland Marine; Accident only
                                               (Individual); Accident and Health
                                               (Individual); Hospital and
                                               Medical Expense (Individual);
                                               Group Accident and Health;
                                               Non-Cancellable Accident and
                                               Health; Workers' Compensation;
                                               Liability other than Auto (B.I.);
                                               Liability other than Auto (P.D.);
                                               Auto Liability (B.I.); Auto
                                               Liability (P.D.); Auto Physical
                                               Damage; Aircraft Physical Damage;
                                               Fidelity; Surety; Glass; Burglary
                                               and Theft; Boiler and Machinery.
                               Kansas          Fire; Windstorm & Hail; Extended
                                               Coverage; Earthquake; Inland
                                               Marine; Automobile Physical
                                               Damage; Homeowners Policies;
                                               Automobile Liability.
                               Kentucky        Multiple Line - Property,
                                               Casualty and Marine &
                                               Transportation insurance
                               Louisiana       Vehicle; Liability; Workmen's
                                               Compensation; Glass; Burglary and
                                               Forgery; Fidelity and Surety;
                                               Fire and Extended Coverage; Steam
                                               Boiler and Sprinkler Leakage;
                                               Crop and Livestock; Marine and
                                               transportation (Inland Marine);
                                               Miscellaneous.
                               Maine           Fire; Allied Lines; Homeowners
                                               Multiple Peril; Inland Marine;
                                               Earthquake; Auto Liability; Auto
                                               Physical Damage.
                               Maryland        Casualty (not including Vehicle
                                               Liability, Mortgage Guaranty &
                                               Worker's Compensation) - Section
                                               1-

                                               101(k); Property and Marine
                                               (excluding Wet Marine and
                                               Transportation) - Section
                                               1-101(ee); Vehicle Liability -
                                               Sections 1-101(k), 19-101,
                                               19-502, 19-503, 19-504.
                               Massachusetts   Fire; Variable Annuity
                                               Authorization; Inland Marine
                                               Only; Dwellings; Commercial
                                               Property; Liability other than
                                               Auto; Auto Liability.
                               Michigan        Property; Inland Marine;
                                               Automobile Insurance - limited;
                                               Casualty: Liability; Casualty:
                                               Automobile; Disability coverage
                                               supplemental to Auto Insurance,
                                               as defined in Sections 610, 616,
                                               620, 624 and 625 of Chapter 6 of
                                               P.A. 218.
                               Minnesota       Property, Liability, Accident and
                                               Health, Surety, and Casualty as
                                               specified in Minnesota Statutes,
                                               Section 60A.06, Subdivision 1,
                                               clauses 1, 2A, 2B, 3, 5A, 5B, 6,
                                               8, 9A, 9B, 9C, 9D, 10, 11, 12, 13
                                               and 14.
                               Mississippi     Fire and Allied Lines;
                                               Casualty/Liability; Fidelity;
                                               Surety; Workers' Compensation;
                                               Boiler and Machinery; Plate
                                               Glass; Inland Marine; Ocean
                                               Marine; Accident & Health; Auto
                                               Phy Damage/Liab; Home/Farm
                                               Owners.
                               Missouri        Property ((S)379.010.1(1), RSMo);
                                               Liability ((S)379.010.1(2),
                                               RSMo); Accident and Health
                                               ((S)379.010.1(4), RSMo);
                                               Miscellaneous ((S)379.010.1(5),
                                               RSMo).
                               Montana         Disability; Property; Casualty;
                                               Surety; Marine.
                               Nebraska        05 Property Insurance; 07 Glass
                                               Insurance; 08 Burglary and Theft
                                               Insurance; 09 Boiler and
                                               Machinery Insurance; 10 Liability
                                               Insurance; 11 Worker's Comp &
                                               Employer's Liability; 12 Vehicle
                                               Insurance; and, 18 Marine
                                               Insurance, in accordance with
                                               Section 44-201 of the Statutes of
                                               Nebraska.

                               Nevada          Property and Casualty (excluding
                                               Workmen's Compensation).
                               New Hampshire   Property and Casualty lines in
                                               accordance with paragraphs I, II,
                                               V, VI of State Statutes.
                               New Mexico      General Casualty and/or Surety;
                                               Property and/or Marine &
                                               Transportation; Vehicle
                                               Insurance.
                               New York        Accident and health; fire;
                                               miscellaneous property; water
                                               damage; burglary and theft;
                                               glass; boiler and machinery;
                                               elevator; collision; personal
                                               injury liability; property damage
                                               liability; workers' compensation
                                               and employers' liability;
                                               fidelity and surety; credit;
                                               motor vehicle and aircraft
                                               physical damage; marine and
                                               inland marine and marine
                                               protection and indemnity
                                               insurance, as specified in
                                               paragraphs 3, 4, 5, 6, 7, 8, 9,
                                               10, 12, 13, 14, 15, 16, 17, 19,
                                               20 and 21 of Section 1113(a) of
                                               the New York Insurance Law and
                                               also such workers' compensation
                                               insurance as may be incident to
                                               coverages contemplated under
                                               paragraphs 20 and 21 of Section
                                               1113(a), including insurances
                                               described in Longshoremen's and
                                               Harbor Workers' Compensation Act
                                               (Public Law No. 803, 69 Cong. as
                                               amended; 33 USC Section 901 et.
                                               seq. as amended) to the extent
                                               permitted by certified copy of
                                               its charter document on file with
                                               the Department.
                               North Carolina  (04) Fire; (05a) Extended
                                               Coverage; (05b) Growing Crops;
                                               (06a) Commercial Water Damage
                                               (including sprinkler leakage);
                                               (06b) Residential Water Damage
                                               (including sprinkler leakage);
                                               (07) Burglary and Theft; (08)
                                               Glass; (09) Boiler and Machinery;
                                               (10) Elevator; (11) Animal; (12a)
                                               Automobile Collision; (12b) Other
                                               Collision; (13a)

                                               Automobile Personal Injury
                                               Liability; (13b) Other Personal
                                               Injury Liability; (14a)
                                               Automobile Property Damage
                                               Liability; (14b) Other Property
                                               Damage Liability; (15) Workmen's
                                               Compensation and Employer's
                                               Liability; (21) Marine Protection
                                               and Indemnity, as defined in
                                               N.C.G.S. 58-7-15.
                               North Dakota    Accident & Health, Casualty and
                                               Property, as defined in Title
                                               26.1 of the North Dakota
                                               insurance laws.
                               Ohio            Allied Lines, Earthquake, Fire,
                                               Inland Marine, Multiple Peril -
                                               Commercial, Multiple Peril -
                                               Homeowners, Other Liability,
                                               Private Passenger Auto - Liab.,
                                               Private Passenger Auto - Other
                                               and Private Passenger - Phys
                                               Damage, as defined in Section
                                               3929.01(A) of Ohio laws.
                               Oklahoma        Accident & Health; Property;
                                               Casualty; Marine; Vehicle;
                                               Surety.
                               Oregon          Property; Casualty (excluding
                                               Workers' Compensation); Marine
                                               and Transportation; Surety;
                                               Health.
                               Pennsylvania    Auto Liability 40-5-102(c)(11);
                                               Fidelity and Surety
                                               40-5-102(c)(1); Inland Marine and
                                               Physical Damage 40-5-102(b)(2);
                                               Other Liability 40-5-102(c)(4);
                                               Property and Allied Lines
                                               40-5-102(b)(1); Burglary and
                                               Theft 40-5-102(c)(6); Glass
                                               40-5-102(c)(3); Ocean Marine
                                               40-5-102(b)(3); Personal Property
                                               Floater 40-5-102(c)(13).
                               Rhode Island    Property; Casualty; Surety;
                                               Marine and Transportation.
                               South Carolina  Accident & Health; Property;
                                               Casualty; Surety; Marine.
                               South Dakota    Health; Fire & Allied Lines;
                                               Inland & Ocean Marine; Worker's
                                               Compensation; Bodily Injury (No
                                               Auto); Property Damage (No Auto);
                                               Bodily Injury (Auto); Property
                                               Damage (Auto); Physical Damage
                                               (Auto); Fidelity & Surety Bonds;

                                               Glass; Burglary & Theft; Boiler &
                                               Machinery; Aircraft; Credit
                                               (Mortgage Guaranty); Crop Hail;
                                               Livestock.
                               Tennessee       Property; Casualty; Vehicle;
                                               Surety.
                               Texas           Fire; Allied Coverages; Inland
                                               Marine; Automobile--Liability &
                                               Physical Damage; Liability other
                                               than Automobile; Glass and
                                               Burglary & Theft.
                               Utah            Disability; Property; Surety;
                                               Liability (incl. veh., excl.
                                               dis.); Marine and Transport;
                                               Workers' Compensation; Vehicle
                                               Liability; Professional Liability
                                               (incl. med. mal.).
                               Vermont         The insurance business authorized
                                               by the Company's Charter in
                                               accordance with the laws of the
                                               State of Vermont (see Illinois).
                               Virginia        Fire; Miscellaneous Property;
                                               Homeowners Multiple Peril; Inland
                                               Marine; Liability other than
                                               Auto; Automobile Liability;
                                               Automobile Physical Damage.
                               Washington      Property; Marine &
                                               Transportation; Vehicle; General
                                               Casualty; Surety
                               West Virginia   Business of Insurance as defined
                                               in Chapter 33, Article 1, Section
                                               10(c) Fire; Article 1, Section
                                               10(d) Marine; and Article 1,
                                               Section 10(e) Casualty.
                               Wisconsin       Fire, inland marine and other
                                               property; Ocean marine insurance;
                                               Casualty disability insurance;
                                               Liability and nonauto medical
                                               insurance; Auto and aircraft
                                               insurance; Fidelity insurance;
                                               Surety insurance; Credit
                                               insurance; Workers compensation
                                               insurance; Miscellaneous
                                               insurance.
                               Wyoming         Multiple Lines.

Horace Mann Lloyds Management  Texas           Fire; Allied Coverages; Inland
Corporation                                    Marine; Liability other than
                                               Automobile and Reinsurance on all
                                               lines authorized to be written on
                                               a direct basis.

Life

Allegiance Life Insurance      Arizona         Disability; Life.
Company
                               Colorado        General Life; Accident and
                                               Health; Annuities; Credit;
                                               Variable Contracts.
                               Florida         Life; Group Life and Annuities;
                                               Accident and Health.
                               Hawaii          Life; Disability.
                               Illinois        Life; Accident and Health.
                               Nebraska        Life; Sickness and Accident
                               Nevada          Life; Health; Variable Annuities.
                               Ohio            Life; Health; Annuities.
                               Oklahoma        Life; Accident and Health.
                               Oregon          Life; Health,
                               Texas           Life; Accident and Health.
                               Washington      Life; Disability.
Educators Life Insurance       Arizona         Life and Disability Reinsurance
Company of America
Horace Mann Life Insurance     Alabama         Life, Disability and Annuities.
Company                        Alaska          Life, Annuities and Disability
                                               Insurance as defined in Title 21,
                                               Sections 21.12.040 = 21.12.055 of
                                               the Alaska Statutes.
                               Arizona         Disability; Life; Variable
                                               Annuities.
                               Arkansas        Life; Disability; Variable
                                               Contracts.
                               California      Life and Disability.
                               Colorado        Life (Ordinary, Group Life,
                                               Accident & Health, Annuity
                                               Contracts, Variable Annuities,
                                               Franchise-Life, Franchise-A&H,
                                               Group A&H).
                               Connecticut     Accident and Health; Life
                                               Non-Participating; Variable
                                               Annuities.
                               Delaware        Life; Variable Annuities; Health
                               District of     Group Accident & Health; Group
                               Columbia        Annuities; Group Life and Health;
                                               Individual Accident and Health;
                                               Individual Annuities; Individual
                                               Life; Life and Health.
                               Florida         Life; Variable Annuities; Group
                                               Life and Annuities; Accident and
                                               Health.
                               Georgia         Life; Accident; Sickness
                                               (including

                                               Variable Annuity)
                               Hawaii          Life; Disability.
                               Idaho           Life; Disability.
                               Illinois        Life (including Variable
                                               Contracts); Accident & Health
                               Indiana         Class 1 (a), (b), (c)
                               Iowa            Accident Only (Individual);
                                               Accident and Health (Individual);
                                               Hospital and Medical Expense
                                               (Individual); Group Accident and
                                               Health; Non-cancellable Accident
                                               and Health; Life (includes Credit
                                               Life, Variable Life, Annuities,
                                               Variable Annuities and Group).
                               Kansas          Life; Accident and Health.
                               Kentucky        Life; Health; Variable Annuities.
                               Louisiana       Life; Health and Accident.
                               Maine           Life (including Credit Life);
                                               Health (including Credit Health);
                                               Variable Annuities.
                               Maryland        Variable Annuities; Health; Life,
                                               including Annuities and Health
                                               (except Variable Life and
                                               Variable Annuities).
                               Massachusetts   Life - All Kinds; Variable
                                               Annuity Authorization; Accident -
                                               All Kinds; Health - All Kinds.
                               Michigan        Life and Annuities; Disability;
                                               Variable Annuities.
                               Minnesota       An insurance company for the
                                               lines of insurance specified in
                                               Minnesota Statutes, Section
                                               60A.06, Subdivision 1, Clause 4
                                               (including Variable Contracts).
                               Mississippi     Life; Accident and Health;
                                               Variable Contracts.
                               Missouri        Life and Health which includes
                                               Life, Annuities and Endowments;
                                               Accident and Health; Variable
                                               Contracts.
                               Montana         Life; Disability.
                               Nebraska        Life; Variable Annuities;
                                               Sickness and Accident.
                               Nevada          Life; Health; Variable Annuities.
                               New Hampshire   Life; Accident and Health.;
                                               Variable Products.
                               New Mexico      Life; Health; Variable Annuities.
                               North Carolina  Life, including Industrial Sick
                                               Benefit

                                               Insurance; Annuities, including
                                               Annuities and Variable Annuities;
                                               Accident and Health, including
                                               Hospitalization (Cancelable and
                                               Non-cancelable).
                               North Dakota    Life and Annuity; Accident and
                                               Health; Variable Life and
                                               Annuities.
                               Ohio            Life; Health; Annuities.
                               Oklahoma        Life; Accident & Health;
                                               Variable.
                               Oregon          Life; Health.
                               Pennsylvania    Accident and Health; Separate
                                               Account Annuities; Life and
                                               Annuities.
                               Rhode Island    Life; Accident and Health;
                                               Annuities including Variable
                                               Annuities.
                               South Carolina  Life; Variable Annuity; Accident
                                               and Health.
                               South Dakota    Life; Health; Variable Annuities.
                               Tennessee       Life; Variable Contracts;
                                               Disability.
                               Texas           Life; Health and Accident;
                                               Variable Annuities.
                               Utah            Life; Annuity' Variable
                                               Life/Annuity; Disability.
                               Vermont         Insurance business authorized by
                                               its Charter in accordance with
                                               the Laws of the State of Vermont.
                               Virginia        Life; Annuities; Variable
                                               Annuities; Accident and Sickness.
                               Washington      Life; Disability.
                               West Virginia   Life; Accident & Sickness;
                                               Variable Annuities.
                               Wisconsin       Life Insurance and Annuities
                                               (Nonparticipating); Variable Life
                                               Insurance and Variable Annuities;
                                               Disability Insurance.
                               Wyoming         Life; Disability; Annuity.

                                  SCHEDULE 7.12

                                      TAXES

None

                                  SCHEDULE 13.3

                                    ADDRESSES

1.   Notices to Horace Mann Educators Corporation should be sent to:

            Ann Caparros

            Vice President, General Counsel and Corporate Secretary Horace Mann Educators Corporation
            1 Horace Mann Plaza
            Springfield, Illinois  62715-0001
            Phone: (217) 788-5757
            Fax:   (217) 527-4029

2.   Notices to Bank of America, N.A. as Lender should be sent to:

            Debra Basler
            Bank of America, N.A.
            231 South LaSalle Street
            Chicago, Illinois 60697

            Phone: (312) 828-3734
            Fax:   (312) 987-0889

3.   Notices to Bank of America, N.A. as Administrative Agent should be sent to:

            Jesus Lopez
            Bank of America, N.A.
            231 South LaSalle Street
            Chicago, Illinois 60697

            Phone: (312) 828-6580
            Fax:   (312) 987-0889

          EXHIBIT A

                            FORM OF BORROWING REQUEST

Bank of America, N.A.,
as Administrative Agent
231 South LaSalle Street
Chicago, Illinois 60697

Attention:  Jesus Lopez

     Re: Horace Mann Educators Corporation

Gentlemen and Ladies:

          This Borrowing Request is delivered to you pursuant to Section 2.3 of that certain Credit Agreement, dated as of May ___, 2002 (as amended, modified, supplemented, restated, refunded or renewed from time to time and in effect, the "Credit Agreement"), among Horace Mann Educators Corporation, a Delaware corporation (the "Borrower"), various financial institutions which are, or may become, parties thereto (the "Lenders"), and Bank of America, N.A., as Administrative Agent for the Lenders. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Credit Agreement.

          The Borrower hereby requests that a Borrowing be made in the aggregate principal amount of $________ on _____, 20__ as a [Eurodollar Loan having an Interest Period of _____ months] [Base Rate Loan].

          The Borrower hereby certifies and warrants that (a) that no Default under any of the Loan Documents has occurred and is continuing or, after giving effect to the Borrowing requested hereby, will have occurred and be continuing;
(b) all representations and warranties contained in the Credit Agreement [(other than Section 7.4)]* and the other Loan Documents are true and correct in all material respects on the date of this Borrowing Request and (except as otherwise disclosed in writing to the Administrative Agent and the Lenders prior to the date of such Borrowing) shall be true and correct in all material respects on the date of the Borrowing requested hereunder with the same effect as though made on the date of and concurrently with such Borrowing Request and such Borrowing hereunder (except where such representation or warranty speaks as of specified date); and (c) all covenants contained in the Credit Agreement and the other Loan Documents to be performed by each of the parties thereto (other than the Administrative Agent or the Lenders) have been performed in all material respects and, prior to the date of the Borrowing requested hereunder, will be performed in all material respects.

          Please disburse the proceeds of the Borrowing requested hereby as follows:


________________
* Delete for the initial Borrowing.

          The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officers this __ day of __________, 20__.

                                            HORACE MANN EDUCATORS CORPORATION

                                            By _________________________________
                                            Name Printed _______________________
                                            Title ______________________________


                                            By _________________________________
                                            Name Printed _______________________
                                            Title ______________________________

                                    EXHIBIT B

                                      NOTE

U.S. $25,000,000                                               Chicago, Illinois
                                                                   May ___, 2002


          The undersigned, FOR VALUE RECEIVED, promises to pay to the order of BANK OF AMERICA, N.A., as Administrative Agent for the ratable benefit of the Lenders, at its principal office at 231 South LaSalle Street, Chicago, Illinois 60697, TWENTY FIVE MILLION DOLLARS ($25,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Lenders to the undersigned pursuant to that certain Credit Agreement, dated as of May ___, 2002 (as amended, modified, supplemented, restated, refunded or renewed from time to time and in effect, the "Credit Agreement") among the undersigned, various financial institutions which are, or may become, parties thereto and Bank of America, N.A., as Administrative Agent for the Lenders, as shown either in the schedule attached hereto (and any continuation thereof) or in the records of the payee. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein shall have the meanings provided in the Credit Agreement.

          The unpaid principal amount hereof from time to time outstanding shall bear interest from the date hereof at the rates, and such interest shall be payable at the times, set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

          This Note is the Note described in, and is subject to the terms and provisions of, the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the maturity of the Loans, the prepayment rights and obligations of the undersigned, the nature and extent of the collateral security and the rights of the parties to the Loan Documents in respect of such collateral security, and for a statement of the terms and conditions under which the due date of this Note may be accelerated.

          In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

          THIS NOTE HAS BEEN DELIVERED IN CHICAGO, ILLINOIS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                        HORACE MANN EDUCATORS CORPORATION



                                        By _____________________________________
                                        Title __________________________________


                                        By _____________________________________
                                        Title __________________________________

                          LOANS AND PRINCIPAL PAYMENTS

                    Amount of                               Amount of            Unpaid Principal
                    Loan Made                            Principal Repaid            Balance
                    ---------                            ----------------            -------
                                         Interest
                Base     Eurodollar     Period (if      Base     Eurodollar     Base     Eurodollar    Notation
    Date        Rate        Rate       applicable)      Rate        Rate        Rate        Rate       Made By
    ----        ----        ----       -----------      ----        ----        ----        ----       -------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                     FORM OF CONTINUATION/CONVERSION NOTICE

Bank of America, N.A.,
as Administrative Agent
231 South LaSalle Street
Chicago, Illinois 60697

Attention:  Jesus Lopez

          Re: Horace Mann Educators Corporation

Ladies and Gentlemen:

          This Continuation/Conversion Notice (the "Notice") is delivered to you pursuant to Section 4.5 of that certain Credit Agreement, dated as of May ___, 2002 (as amended, modified, supplemented, restated, refunded or renewed from time to time and in effect, the "Credit Agreement"), among Horace Mann Educators Corporation, a Delaware corporation (the "Borrower"), various financial institutions which are or may become parties thereto (the "Lenders") and Bank of America, N.A., as Administrative Agent for the Lenders. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein shall have the meanings provided in the Credit Agreement.

          The Borrower hereby requests that:

          1. on __________, 20__, $________ of the presently outstanding principal amount of the Loans originally made on ______, 20__, currently being maintained as Base Rate Loans, be converted from Base Rate Loans into Eurodollar Loans; and

          2. on __________, 20__, $________ of the presently outstanding principal amount of the Loans originally made on ______, 20__ currently being maintained as a Eurodollar Loan, be [continued as] [Eurodollar Loans having an Interest Period of months] [converted into] [Base Rate Loans].

          The Borrower hereby certifies and warrants that no Default has occurred and is continuing or, after giving effect to the continuation and/or conversion of any Loan requested hereby, will have occurred and be continuing.

          The Borrower has caused this Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this _____ day of __________, 20__.

                                            HORACE MANN EDUCATORS CORPORATION

                                            By _________________________________
                                            Name Printed _______________________
                                            Title ______________________________



                                            By _________________________________
                                            Name Printed _______________________
                                            Title ______________________________

                                    EXHIBIT D

                         FORM OF COMPLIANCE CERTIFICATE

                                                            Date: ________, 20__

TO:  Bank of America, N.A.,
     as Administrative Agent, and
     the Lenders under the
     Credit Agreement referred
     to below

     Re: Horace Mann Educators Corporation

     Please refer to that certain Credit Agreement (as heretofore amended, modified, supplemented, restated, refunded or renewed and as currently in effect, herein called the "Agreement"), dated as of May ___, 2002, among Horace Mann Educators Corporation (the "Borrower"), the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent.

     Terms defined in the Agreement shall have the same meanings when used herein.

     In accordance with Section 8.1.1(f) of the Agreement, the Borrower hereby certifies that the statements and calculations set forth below are true and correct as of _______, 20__ (the "Calculation Date"):

I.   Section 8.2.1 - Consolidated Debt to Capital.

          A.  Consolidated Debt                  $___________

          B.  Net Worth                          $___________

          C.  Sum of Item A plus Item B          $___________

          D.  Ratio of Item A to Item C          ____________

     [Item D is not permitted to exceed 0.35 to 1.0 at any time prior to January 1, 2003, 0.325 to 1.0 at any time thereafter prior to January 1, 2004 or
     0.30 to 1.0 at any time thereafter.]

II.  Section 8.2.2 - Risk Based Capital.

          A.   Adjusted surplus for each Insurance Subsidiary
               (list separately)                                    $___________

          B.   Company Action Level for each Insurance Subsidiary
               (list separately)                                    $___________

     [Item A for any Insurance Subsidiary is not permitted to be less than 175% of Item B for such Insurance Subsidiary as of the end of each Fiscal Year. Item A for the Life Subsidiaries on a Combined basis is not permitted to be less than 250% of Item B for the Life Subsidiaries as of the end of each Fiscal Year. Item A for the P/C Subsidiaries on a Combined basis is not permitted to be less than 250% of Item B for the P/C Subsidiaries as of the end of each Fiscal Year.]

III. Section 8.2.3 - Interest Coverage Ratio.

          A.   Combined dividends permitted to be paid by the
               Insurance Subsidiaries to the Borrower on the
               Calculation Date under applicable law without
               approval of the Department                           $___________


          B.   Future Interest Expense for the next four Fiscal
               Quarters:

          C.   Ratio of Item A to Item B                            ____________

     [Item C is not permitted to be less than 4.0 to 1.0 at any Fiscal Quarter end unless the Borrower has applied to the applicable Department within 20 days of such Fiscal Quarter end for permission to pay a special dividend in an amount that when added to the amount set forth in clause (a) of the definition of Interest Coverage Ratio, would cause such ratio to be complied with, and such permission is granted within 45 days of such Fiscal Quarter end.]

     There have been no changes in the Executive Officers or Directors of the Borrower since the last Compliance Certificate [except as described below.]

     The undersigned officer further certifies that, to the best of his/her knowledge, no Default had occurred and was continuing as of the Calculation Date.

                                               HORACE MANN EDUCATORS
                                               CORPORATION

                                               By ______________________________
                                                                              **
                                               Title ___________________________




_________________________
** To be executed by the chief financial officer or treasurer of the Borrower.

                                    EXHIBIT E

                      FORM OF OPINION OF BORROWER'S COUNSEL

                                  May ___, 2002

To:  Bank of America, N.A., as
     Administrative Agent, and
     the Lenders referred to below
     231 South LaSalle Street
     Chicago, Illinois 60697

          Re:  Horace Mann Educators Corporation

Ladies and Gentlemen:

     I refer to that certain Credit Agreement, dated as of May ___, 2002 (the "Credit Agreement"), between Horace Mann Educators Corporation, a Delaware corporation (the "Borrower"), various financial institutions which are, or may become, parties thereto (the "Lenders") and Bank of America, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). I am the General Counsel of the Borrower and have represented the Borrower in connection with the preparation, execution and delivery of the Credit Agreement and the transactions contemplated thereby.

     This opinion is delivered to you pursuant to Section 9.1.4 of the Credit Agreement. Capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Credit Agreement, unless the context otherwise requires.

     I have examined such matters of law and such certificates, documents and records of public officials and of officers of the Borrower and its Subsidiaries as I have deemed necessary for purposes of this opinion, including, but not limited to, the Credit Agreement and the other Loan Documents. As to questions of fact material to such opinions, I have relied on certificates of officers of the Borrower and its Subsidiaries.

     In rendering this opinion, I have made the following assumptions:

     (a) All documents submitted to or reviewed by me are accurate and complete and if not originals are true and correct copies of the originals. The signatures on each of such documents by the parties thereto (other than the Borrower) are genuine. Each individual who signed such documents on behalf of any Person (other than the Borrower) had the legal capacity to do so. All individuals who signed such documents on behalf of a corporation (other than the Borrower) were duly authorized to do so.

     (b) The Lenders and the Administrative Agent have the corporate power and authority to execute and deliver the Credit Agreement and other Loan Documents to which they are parties and to perform their obligations under the Credit Agreement and the other Loan Documents.

     (c) The execution and delivery by the Administrative Agent and the Lenders of the Credit Agreement and the other Loan Documents to which they are parties have been duly authorized by all requisite corporate action and such documents have been duly executed and delivered by the Administrative Agent and the Lenders.

     Based upon the foregoing and subject to the limitations, qualifications and exceptions set forth herein, I am of opinion that:

     1. Each of the Borrower and each Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) is duly qualified to do business and in good standing in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, which jurisdictions are set forth with respect to the Borrower and each Subsidiary on Schedule 7.10 of the Credit Agreement , (iii) has the requisite corporate power and authority and the right to own and operate its properties, to lease the property it operate under lease, and to conduct its business as now and proposed to be conducted and
          (iv) has obtained all material licenses, permits, consents or approvals from or by, and has made all filings with, and given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct (including, without limitation, the consummation of the transactions contemplated by the Credit Agreement and the other Loan Documents) as to each of the foregoing except where the failure to do so would not have a Material Adverse Effect on the Borrower and its Subsidiaries taken as a whole.

     2. The execution, delivery and performance by the Borrower of the Credit Agreement and the consummation of the transactions contemplated thereby are within its corporate powers and have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval, if required).

     3. Each of the Borrower and its Subsidiaries has received all material governmental and other consents and approvals (if any shall be required) necessary for such execution, delivery and performance, and such execution, delivery and performance do not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon the Borrower or such Subsidiaries.

     4. The Credit Agreement and the other Loan Documents to which it is a party have been executed by the Borrower and constitute the legal, binding and enforceable obligations of Borrower enforceable against the Borrower in accordance with their respective terms.

     5. Other than Horace Mann Investors, Inc., neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled by an investment company", within the meaning of the Investment Company Act of 1940, as amended.

     6.   (a) Except as set forth in Schedule 7.4 of the Credit Agreement and
          (b) except for claims which are covered by Insurance Policies, coverage for which has not been denied in writing, or which relate to Ordinary Course Litigation, no claim, litigation (including, without limitation, derivative actions), arbitration, governmental investigation or proceeding or inquiry is pending or threatened against the Borrower or any of its Subsidiaries (i) which would, if adversely determined, have a Material Adverse Effect on the Borrower or its Subsidiaries taken as a whole or (ii) which relates to any of the transactions contemplated hereby, and there is no basis known to the Borrower for any of the foregoing.

     The opinions expressed herein are limited (i) to the extent that general equitable principles limit the availability of equitable remedies, including but not limited to the remedy of specific performance, injunctive relief, the appointment of a receiver, and rights of acceleration; and (ii) to the extent that the enforceability of the Credit Agreement and the other Loan Documents is limited by applicable bankruptcy, insolvency, and other debtor relief laws of general applicability.

     This opinion is based on my knowledge of the law and facts as of the date hereof. I assume no duty to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to my attention or to reflect any changes in any law which may hereafter occur or become effective.

                                   Respectfully submitted,



                                   ________________________________

                                    EXHIBIT F

                                     FORM OF
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of the date set forth in Item 1 (each reference to an "Item" herein shall be deemed to refer to such Item on Schedule I hereto), is made by the party designated as the Assignor on the signature pages hereto (the "Assignor") to the Person designated as the Assignee on the signature pages hereto (the "Assignee").

                               W I T N E S E T H:

     The Assignor has entered into a Credit Agreement, dated as of May ___, 2002 (as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Horace Mann Educators Corporation, a Delaware corporation (the "Borrower"), certain financial institutions as are or may become parties thereto, including the Assignor (collectively, the "Lenders"), and Bank of America, N.A., as administrative agent (the "Administrative Agent") for the Lenders, under which the Assignor has agreed to make Loans in the amounts of up to the amount set forth in Item 2 (such amount equals the current Commitment of the Assignor and may have been, or may be, reduced by Section 2.1.1 of the Credit Agreement and by other assignments by or to the Assignor, and will be reduced by the assignment under this Agreement) and the Lenders have agreed to make Loans in the amounts of up to the current aggregate Commitment Amount set forth in Item
3. Such Loans are sometimes hereinafter referred to as the "Advances" or each, an "Advance". Unless otherwise defined, all terms used herein have the meanings provided in the Credit Agreement.

     In consideration of the premises and the mutual covenants contained herein, the Assignor and the Assignee hereby covenant and agree as follows:

     1. Assignment and Assumption. Subject to the terms and conditions of this Agreement, the Assignor and the Assignee agree that:

          (a) the Assignor hereby sells, transfers, assigns and delegates to the Assignee, in consideration of the Assignee's entering into this Agreement and the Assignee's payment to the Assignor of the amount set forth in Item 4; and

          (b) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty of any kind (except as expressly provided in this Agreement), a share (equal to the Funding Percentage set forth in Item 5 expressed as a percentage of the aggregate Commitment Amount of the Lenders) of the Assignor's Commitment, Advances, rights, benefits, obligations, liabilities and indemnities under and in connection with the Credit Agreement and all of the Advances, including without limitation the right to receive payment of principal and interest on such percentage of the Assignor's Advances, and the obligation to fund all future Advances in respect of such assignment, and to indemnify the Administrative Agent or any other party under the Credit Agreement and to pay all other amounts payable by a Lender (in its respective percentage of the aggregate obligations of the Lenders) under or in connection with the Credit Agreement but not including any fees except as otherwise agreed by the Assignor and the Assignee.

     The interest of the Assignor under the Credit Agreement (including the portion of the Assignor's Advances and all such Commitments, Advances, rights, benefits, obligations, liabilities and indemnities) which the Assignee purchases and assumes hereunder is hereinafter referred to as its "Assigned Share". The day upon which the Assignee shall make the payment described in the prior paragraph is hereinafter referred to as the "Funding Date". Upon completion of the assignment hereunder, the Assignor will have the revised share of the total Commitment Amount as of the Lenders and Funding Percentage set forth in Item 6.

     2. Future Payments. The Assignor shall notify the Administrative Agent to make all payments with respect to the Assigned Share after the Funding Date directly to the Assignee. The Assignor and Assignee agree and acknowledge that all payments of interest, commitment fees and other fees accrued up to, but not including, the Funding Date are the property of the Assignor, and not the Assignee. The Assignee shall, upon payment of any interest, commitment fees or other fees, remit to the Assignor all of such interest, commitment fees and other fees accrued up to, but not including, the Funding Date.

     3. No Warranty or Recourse. The sale, transfer, assignment and delegation of the Assigned Share is made without warranty or recourse against the Assignor of any kind, except that the Assignor warrants that it has not sold or otherwise transferred any other interest in the Assigned Share to any other party. The Assignor may, however, have sold and may hereafter sell participations in, or may have assigned or may hereafter assign, portions of its interest in the Advances and the Credit Agreement.

     4. Covenants and Warranties. To induce each other to enter into this Agreement, each of the Assignee and the Assignor warrants and covenants with respect to itself that:

          (a) Existence and Organization. It is, in each case, the type of institution, and duly organized under the laws of the jurisdiction, set forth in Item 7.

          (b) Authority and Authorization. It is duly authorized to execute, deliver and perform its obligations under this Agreement and all acts and conditions required to be done and performed and to have occurred prior to the execution and delivery of, and performance of its obligations under, this Agreement have been done and performed and have occurred in compliance with all applicable laws.

          (c) No Conflict. The execution and delivery of, and performance of its obligations under, this Agreement do not conflict with any provision of law or of the charter or by-laws (or equivalent constituent documents) of such party, or of any agreement binding upon it; and

          (d) Valid and Binding. This Agreement constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

     5. Covenants and Warranties by the Assignee. To induce the Assignor to enter into this Agreement, the Assignee warrants and covenants that (a) it is purchasing and assuming the Assigned Share in the course of making loans in the ordinary course of its business, and (b) it has, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender, and based upon such financial statements and other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. The Assignee acknowledges that the Assignor, the Administrative Agent or any other Lender have not made and do not make any representations or warranties or assume any responsibility with respect to the validity, genuineness, enforceability or collectibility of the Advances, the Credit Agreement or any related instrument, document or agreement. The Assignee warrants and covenants that it is an Eligible Assignee.

     6. Payments to the Assignor. All amounts payable to the Assignor in U.S. Dollars shall be paid by transfer of federal funds to the Assignor as set forth in Item 9.

     7. Other Transactions. The Assignee shall have no interest in any property in the Assignor's possession or control, or in any deposit held or other indebtedness owing by the Assignor, which may be or become collateral for or otherwise be available for payment of the Advances by reason of the general description of secured obligations contained in any security agreement or other agreement or instrument held by the Assignor or by reason of the right of set-off, counterclaim or otherwise, except that if such interest is provided for in provisions of the Credit Agreement regarding sharing of set-off, the Assignee shall have the same rights as any other Lender that is a party to the Credit Agreement. The Assignor and its affiliates may accept deposits from, lend money to, act as trustee under indentures for and generally engage in any kind of business with the Borrower, and any person who may do business with or own securities of the Borrower or any of its Subsidiaries. The Assignee shall have no interest in any property taken as security for any other loan or any other credits extended to the Borrower or any of its Subsidiaries by the Assignor.

     8. Expenses. In the event of any action to enforce the provisions of this Agreement against a party hereto, the prevailing party shall be entitled to recover all costs and expenses incurred in connection therewith, including without limitation, attorneys' fees and expenses.

     9. Successors and Assigns. This Agreement shall inure the benefit of and be binding upon the successors and assigns of the Assignor and the Assignee.

     10. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     11. Amendments, Changes and Modifications. This Agreement may not be amended, changed, modified, altered, or terminated except by an agreement in writing signed by the

Assignor and the Assignee (or their permitted successors or assigns) and the consent of the Borrower (which shall not be unreasonably withheld).

     12. Withholding Taxes. The Assignee (a) represents and warrants to the Assignor, the Administrative Agent and the Borrower that under applicable law and treaties no tax will be required to be withheld by the Assignor with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof and if it is not otherwise prohibited or prevented by applicable law or court order) to the Assignor, the Administrative Agent and the Borrower upon the effectiveness of this Agreement, either U.S. Internal Revenue Service Form W-8 BEN or U.S. Internal Revenue Service Form W-8 ECI, and agrees to provide (if not otherwise prohibited or prevented by applicable law or court order) new Forms W-8 BEN or W-8 ECI upon (1) the expiration or obsolescence of any previously delivered Form W-8 BEN or Form W-8 ECI or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (ii) in any event, in the case of Form W-8 BEN, on each calendar year following the Funding Date, and, in the case of Form W-8 ECI, at the end of each three-year period following the Funding Date, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     13. Entire Agreement. This Agreement sets forth the entire understanding of the parties (except for any side letter between the Assignor and the Assignee with reference to fees and other items) and supersedes any and all prior agreements, arrangements, and understandings relating to the subject matter hereof. No representation, promise, inducement or statement of intent has been made by any party which is not embodied in this Agreement, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not expressly set forth herein.

     14. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed on its behalf by its duly Authorized Officer as of the day and year first above written.

                                    ASSIGNOR:

                                    By:_________________________________________

                                    ____________________________________________
                                                    (print name)

                                    Title: _____________________________________

                                    Address:      __________________________

                                                  __________________________

                                                  __________________________


                                    ASSIGNEE:


                                    By:_________________________________________

                                    ____________________________________________
                                                    (print name)

                                    Title: _____________________________________

                                    Address:      __________________________

                                                  __________________________

                                                  __________________________


Consented to this __ day of ________, 20__


BANK OF AMERICA, N.A.,
as Administrative Agent


By:_________________________________________

____________________________________________
               (print name)

Title: _____________________________________



Consented to this __ day of ________, 20__

HORACE MANN EDUCATORS CORPORATION


By:_________________________________________

____________________________________________
               (print name)

Title: _____________________________________



By:_________________________________________

____________________________________________
               (print name)

Title: _____________________________________

                                  SCHEDULE I TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

Item No.

  1.      Date of Assignment:

  2.      Current Commitment Amount and Funding Percentage of Assignor prior to
          Assignment:

  3.      Current Aggregate Commitment Amount:

  4.      Amount of Initial Payment to Assignor:

  5.      Amount of Commitment Assigned to Assignee Hereunder:

  6.      Assignee's Funding Percentage Hereunder:

  7. Assignor's Commitment Amount and Funding Percentage after Assignment to Assignee Hereunder:

  8.      Type of Institution and Jurisdiction of Organization:

               (a)    of Assignor:

               (b)    of Assignee

  9.      Information Regarding Payments to the Assignor: